Exhibit 10.8

SECOND AMENDED AND RESTATED
GRANTOR TRUST AGREEMENT
CARVANA AUTO RECEIVABLES TRUST 2026-P3,
as Grantor
and
BNY MELLON TRUST OF DELAWARE,
as Grantor Trust Trustee, Grantor Trust Certificate Registrar and Grantor Trust Paying Agent
_____________________________
Dated as of August 25, 2026
_____________________________

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EXHIBIT A:     FORM OF CERTIFICATE
EXHIBIT B:     FORM OF UNDERTAKING LETTER

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This SECOND AMENDED AND RESTATED GRANTOR TRUST AGREEMENT, dated as of August 25, 2026 (this “Agreement”), is between CARVANA AUTO RECEIVABLES TRUST 2026-P3, a Delaware statutory trust, in its capacity as a grantor (the “Grantor”), and BNY MELLON TRUST OF DELAWARE, a Delaware banking corporation, as grantor trust trustee and not in its individual capacity (the “Grantor Trust Trustee”), grantor trust certificate registrar and grantor trust paying agent.
WHEREAS, a certain Grantor Trust Agreement, dated as of August 31, 2023, was previously entered into (the “Original Grantor Trust Agreement”), as amended and restated by that certain Amended and Restated Grantor Trust Agreement, dated as of August 22, 2025, was previously entered into (collectively, the “Amended and Restated Grantor Trust Agreement”), that contemplated this Agreement; and
WHEREAS, the Grantor and the Grantor Trust Trustee desire hereby to amend and restate the Amended and Restated Grantor Trust Agreement in its entirety.
NOW, THEREFORE, the Grantor and the Grantor Trust Trustee hereby agree and Carvana, LLC acknowledges and agrees as follows:
ARTICLE I
DEFINITIONS AND INCORPORATION BY REFERENCE
Section 1.1    Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Part I of Appendix A to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement”), among Carvana, LLC as the seller and Carvana Receivables Depositor LLC as the purchaser. All references herein to “the Agreement” or “this Agreement” are to this Agreement as it may be amended, supplemented or modified from time to time, the exhibits and schedules hereto and the capitalized terms used herein, which are defined in Part I of such Appendix A, and all references herein to Articles, Sections and Subsections are to Articles, Sections or Subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.
ARTICLE II
ORGANIZATION
Section 2.1    Name. The Trust continued hereby shall be known as Carvana Auto Receivables Grantor Trust 2026-P3 (the “Trust”), in which name the Grantor Trust Trustee or the Administrator (to the extent set forth in the Transaction Documents) may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust. The Grantor Trust Certificate of Trust was filed on behalf of the Trust pursuant to Section 3810 of the Statutory Trust Act.
Section 2.2    Office. The office of the Trust shall be in care of the Grantor Trust Trustee at the Corporate Trust Office or at such other address in Delaware as the Grantor Trust

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Trustee may designate by written notice to the Grantor Trust Certificateholder, the Grantor and the Administrator.
Section 2.3    Purposes and Powers. The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:
(a)    to acquire the Receivables from the Grantor and to manage and hold the Receivables and the related Contracts;
(b)    to issue the Grantor Trust Certificate pursuant to this Agreement and to sell, transfer and exchange the Grantor Trust Certificate and to make distributions to the Grantor Trust Certificateholder;
(c)    to assign, grant, transfer, pledge, mortgage and convey the Grantor Trust Collateral pursuant to the terms of the Indenture and to hold, manage and distribute to the Grantor Trust Certificateholder, pursuant to the terms of this Agreement and the Indenture, any portion of the Grantor Trust Collateral released from the lien of, and remitted to the Trust pursuant to, the Indenture;
(d)    to enter into and perform its obligations and exercise its rights under the Transaction Documents to which it is a party and any additional agreement, document, letter or undertaking executed in connection with the Transaction Documents or the transactions described therein to which it is a party;
(e)    to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and
(f)    subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Grantor Trust Collateral and the making of distributions to the Grantor Trust Certificateholder.
Each of the Grantor Trust Trustee and the Administrator, as applicable is hereby authorized to engage in the foregoing actions on behalf of the Grantor Trust. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Transaction Documents. Notwithstanding anything to the contrary in this Agreement or in any other document, neither the Trust nor the Grantor Trust Trustee (nor any agent of either person) shall be authorized or empowered to acquire any other investments, reinvest any proceeds of the Trust or engage in activities other than the foregoing, and, in particular neither the Trust nor the Grantor Trust Trustee (nor any agent of either person) shall be authorized or empowered to do anything that would cause the Trust to fail to qualify as a grantor trust for United States federal income tax purposes.
Section 2.4    Appointment of Grantor Trust Trustee. The Grantor hereby appoints the Grantor Trust Trustee as trustee of the Trust to have all the rights, powers and duties set forth herein and in the Statutory Trust Act.

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Section 2.5    Initial Capital Contribution of Grantor Trust Collateral. In accordance with Section 3802(a) of the Statutory Trust Act, the Grantor has not made, and is not required to make, a contribution to the Trust. The Grantor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Grantor Trust Trustee, promptly reimburse the Grantor Trust Trustee for any such expenses paid by the Grantor Trust Trustee.
Section 2.6    Declaration of Trust. The Grantor Trust Trustee hereby declares that it shall hold the Grantor Trust Collateral in the name of the Trust and not in the Grantor Trust Trustee’s name for the Trust, except as required by and in accordance with Section 2.8, in trust upon and subject to the conditions set forth herein for the use and benefit of the Grantor Trust Certificateholder, subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Act, that this Agreement constitute the governing instrument of such statutory trust and that the Grantor Trust Certificate represents the entire undivided beneficial interest therein. The rights of the Grantor Trust Certificateholder shall be determined as set forth herein and in the Statutory Trust Act and the relationship between the parties hereto created by this Agreement shall not constitute indebtedness for any purpose. Effective as of the date hereof, the Grantor Trust Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Act with respect to accomplishing the purposes of the Trust.
Section 2.7    Liability of the Grantor Trust Certificateholder. Grantor Trust Certificateholder shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.
Section 2.8    Title to Trust Property. Legal title to all of the Grantor Trust Collateral shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Grantor Trust Collateral to be vested in a trustee or trustees, in which case title shall be deemed to be transferred to and vested in the Grantor Trust Trustee, a co-trustee or a separate trustee, as the case may be; provided that in no event shall title to, or any ownership interest in, any part of the Grantor Trust Collateral be vested in the name of the Grantor Trust Trustee without the express prior written consent of the Grantor Trust Trustee (which may be withheld or conditioned by the Grantor Trust Trustee for any reason in good faith). Any such trustee shall take such part of the Grantor Trust Collateral subject to the security interest of the Indenture Trustee therein established under the Indenture. Any such trustee’s acceptance of its appointment shall constitute acknowledgment of such security interest and shall constitute a Grant to the Indenture Trustee of a security interest in all property held by such trustee. The Administrator, on behalf of any such trustee, shall prepare and file all such financing statements naming the Trust as debtor that are necessary or advisable to perfect, make effective or continue the lien and security interest of the Indenture Trustee.
Section 2.9    Situs of Trust. The Trust shall be located and administered in the States of Delaware or New York. All bank accounts maintained by the Grantor Trust Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any State other than the State of Delaware; provided, however, that

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nothing herein shall restrict or prohibit the Grantor Trust Trustee from having employees within or without the State of Delaware. Payments shall be received by the Trust only in the State of Delaware or the State of New York, and payments shall be made by the Trust only from the State of Delaware or the State of New York. The only office of the Trust shall be the Corporate Trust Office of the Grantor Trust Trustee in the State of Delaware.
Section 2.10    Representations and Warranties of the Grantor. The Grantor hereby represents and warrants to the Grantor Trust Trustee that:
(a)    The Grantor has been duly organized and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and now has, power, authority and legal right to acquire and own the Receivables and related Contracts contemplated to be transferred to the Trust pursuant to the Receivables Contribution Agreement.
(b)    The Grantor is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications except where the failure to qualify could not reasonably be expected to result in a Material Adverse Effect or where such license or approval has been applied for.
(c)    The Grantor has the power and authority to execute and deliver this Agreement and any other Transaction Document to which the Grantor is a party and to carry out its terms, the Grantor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust as part of the Grantor Trust Collateral and the Grantor has duly authorized such sale and assignment to the Trust by all necessary statutory trust action; and the execution, delivery and performance of this Agreement have been duly authorized by the Grantor by all necessary statutory trust action.
(d)    This Agreement, when duly executed and delivered, shall constitute legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, receivership, conservatorship, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(e)    The consummation of the transactions contemplated by this Agreement and any other Transaction Document to which the Grantor is a party, and the fulfillment of the terms of this Agreement and any other Transaction Document to which the Grantor is a party do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the Grantor’s Formation Documents or any Contractual Obligation of the Grantor, (ii) result in the creation or imposition of any Lien upon any of the Grantor’s properties pursuant to the terms of any such Formation Documents or Contractual Obligation, other than this Agreement, or (iii) to the best of the Grantor’s knowledge, violate any Applicable Law.

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Section 2.11    Tax Treatment. The Grantor and Grantor Trust Trustee, by entering into this Agreement, express their intention that the Trust will be treated, for United States federal income tax purposes, as a grantor trust and it is neither the purpose nor the intent of the parties hereto to create a partnership, joint venture or association taxable as a corporation. If the Grantor is not the sole owner of the Grantor Trust Certificate, through sale of the Grantor Trust Certificate or otherwise, the Grantor and the Grantor Trust Trustee, by entering into this Agreement, and the Grantor Trust Certificateholder, by acquiring the Grantor Trust Certificate or interest therein, (a) express their intention that the Grantor Trust Certificate will, for United States federal income tax purposes, qualify as an interest in a grantor trust and (b) unless otherwise required by the appropriate taxing authorities, agree to treat the Grantor Trust Certificate as an interest in an entity as described in clause (a) of this Section 2.11 for United States federal income tax purposes. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with such characterization of the Trust for such tax purposes. In furtherance of the foregoing, (i) the purpose of the Trust shall be to protect and conserve the assets of the Trust, and the Trust shall not at any time engage in or carry on any kind of business or any kind of commercial or investment activity other than as expressly permitted by this Agreement and (ii) the Trust and Grantor Trust Trustee (and any agent of either person) shall take, or refrain from taking, all such action as is necessary to maintain the status of the Trust as a grantor trust. Notwithstanding anything to the contrary in this Agreement or otherwise, neither the Trust nor the Grantor Trust Trustee (nor any agent of either person) shall (A) acquire any assets or dispose of any portion of the Trust other than pursuant to the specific provisions of this Agreement, (B) vary the investment of the Trust within the meaning of Treasury Regulation Section 301.7701-4(c) or (C) substitute new investments or reinvest so as to enable the Trust to take advantage of variations in the market to improve the investment of the Grantor Trust Certificateholder. The Grantor Trust Trustee shall not have any authority to manage, control, use, sell, dispose of or otherwise deal with any part of the Trust property except as required by the express terms of this Agreement in accordance with the powers granted to or the authority conferred upon the Grantor Trust Trustee pursuant to this Agreement.
Section 2.12    Rights under Transaction Documents. Each of the parties hereto acknowledges and agrees that the Grantor Trust Certificateholder shall, on behalf of the Trust, be entitled to enforce or exercise any rights, remedies or powers of the Trust under the Transaction Documents, any amendments or other modifications thereto, and any documents, certificates, agreements or other documents contemplated thereby, including, without limitation, rights and powers in connection with any approvals, consents, waivers, instructions, directions and establishment and administration of bank accounts on behalf of the Trust with respect to any matters under any such Transaction Document.
Section 2.13    Charged-Off Receivable Sales. The Trust may enter into agreements with the Servicer and Charged-Off Receivable Purchasers pursuant to which the Trust agrees to sell Charged-Off Receivables to such Charged-Off Receivable Purchasers and under which the Trust incurs certain repurchase obligations relating to such Charged-Off Receivables; provided that such repurchase obligations with respect to a Charged-Off Receivable may not exceed ninety

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(90) days from the date such Charged-Off Receivable is sold to a Charged-Off Receivable Purchaser.
ARTICLE III
THE CERTIFICATES
Section 3.1    Initial Grantor Trust Certificate Ownership. Since the formation of the Trust, the Grantor has been the sole beneficiary of the Trust and on the Closing Date, the Grantor shall be designated as the initial Grantor Trust Certificateholder.
Section 3.2    Form of the Grantor Trust Certificate.
(a)    The Grantor Trust Certificate, upon original issuance, shall be issued in the form of Exhibit A hereto.
(b)    The Grantor Trust Certificate shall be issued without any principal balance or nominal amount.
(c)    [Reserved].
(d)    [Reserved].
(e)    The Grantor Trust Certificate shall represent the entire undivided beneficial interest in the Trust. The Grantor Trust Certificate shall be executed on behalf of the Trust by manual or facsimile signature of a Responsible Officer of the Grantor Trust Trustee. A Grantor Trust Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be duly issued, fully paid and non-assessable undivided beneficial interests in the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of the Grantor Trust Certificate or did not hold such offices at the date of authentication and delivery of the Grantor Trust Certificate.
(f)    The Grantor Trust Certificate shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) all as determined by the officers executing the Grantor Trust Certificate, as evidenced by their execution of the Grantor Trust Certificate. The Grantor Trust Certificate shall be issued in fully-registered form.
(g)    The terms of the Grantor Trust Certificate set forth in Exhibit A shall form part of this Agreement. The Holder of the Grantor Trust Certificate, by its acceptance of the entire undivided beneficial interest in the Grantor Trust Certificate, shall be deemed to have made the representations and agreements set forth in Exhibit A. Each transferee of the Grantor Trust Certificate shall deliver an undertaking letter in the form attached hereto as Exhibit B to the Grantor Trust Trustee and the Grantor.
Section 3.3    Execution, Authentication and Delivery. Concurrently with the contribution of the Receivables and related Contracts to the Trust pursuant to the Receivables

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Contribution Agreement, the Grantor Trust Trustee shall cause the Grantor Trust Certificate representing the entire undivided beneficial interest in the Trust to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Grantor, signed by an Authorized Officer without further statutory trust action by the Grantor. Such Grantor Trust Certificate shall be issued to the Grantor or an Affiliate of the Grantor, as the initial Holder of the Grantor Trust Certificate, and held by the Indenture Trustee (who shall be entitled to the same rights, benefits and protections of the Indenture Trustee under the Indenture mutatis mutandis). The Grantor Trust Certificate shall not entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on the Grantor Trust Certificate the certificate of authentication substantially in the form set forth in Exhibit A, executed by the Grantor Trust Trustee or the Grantor Trust Trustee’s authenticating agent, by manual signature. Such authentication shall constitute conclusive evidence that the Grantor Trust Certificate has been duly authenticated and delivered hereunder. The Grantor Trust Certificate shall be dated the date of its authentication.
Section 3.4    Registration of the Grantor Trust Certificate; Registration of Transfer and Exchange of the Grantor Trust Certificate.
(a)    The Grantor hereby appoints BNY Mellon Trust of Delaware, as initial Grantor Trust Certificate Registrar, and in such capacity, or any successor certificate registrar thereof (such entity, the “Grantor Trust Certificate Registrar”), as an agent for the Trust, shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a register (such register, the “Grantor Trust Certificate Register”), in which, subject to such reasonable regulations as it may prescribe, the Grantor Trust Certificate Registrar shall provide for the registration of the Grantor Trust Certificate and of transfers and exchanges of the Grantor Trust Certificate as provided herein. Upon any resignation of a Grantor Trust Certificate Registrar, the Grantor shall promptly appoint a successor or, if it elects not to make such an appointment, any court of competent jurisdiction may appoint a successor Grantor Trust Certificate Registrar. The entries in the Grantor Trust Certificate Register shall be conclusive absent manifest error, and the Trust, the Grantor Trust Trustee, the Grantor Trust Certificate Registrar and the Grantor Trust Paying Agent shall treat the Person whose name is recorded in the Grantor Trust Certificate Register pursuant to the terms hereof as the Grantor Trust Certificateholder hereunder for all purposes of this Agreement. This Section 3.4 shall be construed so that the Grantor Trust Certificate under this Agreement is at all times maintained in “registered form” within the meaning of Section 5f.103-1(c) of the United States Treasury Regulations. The Grantor Trust Certificate Registrar shall record all distributions made to the Grantor Trust Certificateholder with respect to the Trust’s assets.
(b)    Upon surrender for registration of transfer of the Grantor Trust Certificate at the office or agency maintained pursuant to Section 3.8 and upon compliance with the provisions of this Agreement relating to such transfer, the Grantor Trust Trustee shall execute on behalf of the Trust, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, a new Grantor Trust Certificate dated the date of authentication by the Grantor Trust Trustee or any authenticating agent.

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(c)    [Reserved].
(d)    The Grantor Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Grantor Trust Trustee and the Grantor Trust Certificate Registrar duly executed by the Grantor Trust Certificateholder or his attorney duly authorized in writing and such other documents and instruments as may be required by Section 3.4(b). The Grantor Trust Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed or otherwise disposed of by the Grantor Trust Trustee or Grantor Trust Certificate Registrar in accordance with its customary practice.
(e)    The Grantor Trust Trustee or the Grantor Trust Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed and any other expenses of the Grantor Trust Trustee or the Grantor Trust Certificate Registrar in connection with any transfer or exchange of the Grantor Trust Certificate.
(f)    The Grantor Trust Certificate may not be acquired with the assets of or held by or for the account of a Benefit Plan Investor other than an “insurance company general account,” as defined in Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”), whose underlying assets include less than 25% “plan assets” of Benefit Plan Investors, who is not and is not an affiliate of a person that has discretionary authority or control with respect to such assets or provides investment advice for a fee (direct or indirect) with respect to the assets of the Trust, and for which the acquisition and holding of the Grantor Trust Certificate is eligible and satisfies all conditions for relief under PTCE 95-60. The Grantor Trust Certificate also may not be acquired with the assets of or held by or for the account of any other plan that is subject to any law that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”) if such acquisition or holding would result in a violation of any Similar Law.
(g)    Each Certificateholder that is a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Grantor Trust Trustee, the Grantor Trust Certificate Registrar, the Grantor Trust Paying Agent and the Trust on or prior to the date such person becomes a Certificateholder under this Agreement (and from time to time thereafter upon the reasonable request of the Grantor Trust Trustee, the Grantor Trust Certificate Registrar or Grantor Trust Paying Agent), executed originals of Internal Revenue Service Form W-9 certifying that such Certificateholder is exempt from U.S. federal backup withholding tax. If the Grantor Trust Certificateholder would be subject to U.S. federal withholding tax imposed by FATCA if such person were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), then the Grantor Trust Certificateholder shall deliver to the Grantor Trust Trustee, the Grantor Trust Certificate Registrar, Grantor Trust Paying Agent, Administrator, the Trust or any person designated by any of the foregoing (individually or collectively as the context may require, the “FATCA Administrator”) at the time or times prescribed by law and at such time or times reasonably requested by the FATCA Administrator such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the FATCA Administrator to comply with FATCA and

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to determine that the Grantor Trust Certificateholder has complied with such person’s obligations under FATCA or to determine the amount to deduct and withhold from such payment to such person.
(h)    No transfer of a Grantor Trust Certificate shall be permitted if such transfer is effected through an established securities market or secondary market (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code and any regulation thereunder.
(i)    Each prospective transferee of the Grantor Trust Certificate understands that the Grantor Trust Certificate is being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Grantor Trust Certificate has not been and will not be registered under the Securities Act, and, if in the future the transferee decides to offer, resell, pledge or otherwise transfer the Grantor Trust Certificate, the Grantor Trust Certificate may only be offered, resold, pledged or otherwise transferred in accordance with this Agreement and the applicable legend on such Grantor Trust Certificate set forth below.
(j)    Each transferee of the Grantor Trust Certificate understands that an investment in the Grantor Trust Certificate involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. Each transferee acknowledges that it has had access to such financial and other information concerning the Trust and the Grantor Trust Certificate as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Grantor Trust Certificate. Each transferee acknowledges that it has such knowledge and experience in financial and business matters that the transferee is capable of evaluating the merits and risks of its investment in the Grantor Trust Certificate, and the transferee and any accounts for which it is acting are each able to bear the economic risk of the holder’s or of its investment.
(k)    No transferee of a Grantor Trust Certificate will offer, transfer, pledge, sell or otherwise dispose of the Grantor Trust Certificate or any interest in the Grantor Trust Certificate to any Person in any manner, or solicit any offer to buy, transfer or otherwise dispose of the Grantor Trust Certificate or any interest in the Grantor Trust Certificate from any Person in any manner, or make any general solicitation by means of general advertising or in any other manner, or take any other action that would constitute a distribution of the Grantor Trust Certificate under the Securities Act or that would render the disposition of the Grantor Trust Certificate a violation of Section 5 of the Securities Act or any other applicable securities laws or require registration pursuant thereto, and will not authorize any Person to act on its behalf, in such manner with respect to the Grantor Trust Certificate.
(l)    In connection with the transfer of the Grantor Trust Certificate, the Trust shall determine in its sole discretion that the transfer complies with the requirements of Sections 3.4(g) and 3.4(h) of this Agreement.
(m)    Each prospective transferee of the Grantor Trust Certificate shall acknowledge that the Trust, the Grantor Trust Trustee, Grantor Trust Certificate Registrar, any initial

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purchaser or placement agent and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties and agreements in this Section 3.4 and agree that if any of the acknowledgements, representations, warranties or agreements made by it in connection with its purchase of the Grantor Trust Certificate are no longer accurate, the transferee will promptly notify the Trust, the Grantor Trust Trustee and any initial purchaser or placement agent.
(n)    The Grantor Trust Certificateholder and each transferee of a Grantor Trust Certificate acknowledges that the Grantor Trust Certificate will bear a legend substantially in the form of the legend appearing in the form of Grantor Trust Certificate attached hereto as Exhibit A.
(o)    Any transferee agrees that any purported transfer of the Grantor Trust Certificate that is not made in accordance with the restrictions set forth herein will be null and void from the beginning and will not be given effect for any purpose thereunder.
(p)    Any prospective transferee of the Grantor Trust Certificate acknowledges and represents that it is acquiring the Grantor Trust Certificate in whole and not in part and that it is not the Grantor Trust Trustee.
Section 3.5    Mutilated, Destroyed, Lost or Stolen Grantor Trust Certificate.
(a)    If (i) a mutilated Grantor Trust Certificate is surrendered to the Grantor Trust Certificate Registrar, or the Grantor Trust Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of the Grantor Trust Certificate, and (ii) there is delivered to the Grantor Trust Certificate Registrar, the Grantor Trust Trustee and the Trust such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of actual knowledge of a Responsible Officer of the Grantor Trust Certificate Registrar or the Grantor Trust Trustee that the Grantor Trust Certificate has been acquired by a protected purchaser, the Grantor Trust Trustee shall execute on behalf of the Trust, and the Grantor Trust Trustee shall authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in exchange for or in lieu of the mutilated, destroyed, lost or stolen Grantor Trust Certificate, a replacement Grantor Trust Certificate; provided, however, that the destroyed, lost or stolen Grantor Trust Certificate, but not a mutilated Grantor Trust Certificate, shall have become or within seven (7) days shall be payable, then, instead of issuing a replacement Grantor Trust Certificate, Grantor Trust Paying Agent may make distributions to the registered Holder of such destroyed, lost or stolen Grantor Trust Certificate when so payable.
(b)    If, after the delivery of a replacement Grantor Trust Certificate or payment in respect of a destroyed, lost or stolen Grantor Trust Certificate pursuant to Section 3.5(a), a protected purchaser of the original Grantor Trust Certificate in lieu of which such replacement Grantor Trust Certificate was issued presents for payment or distribution such original Grantor Trust Certificate, the Grantor Trust Certificate Registrar shall be entitled to recover such replacement Grantor Trust Certificate (and any distributions or payments made with respect thereto) or such payment or distribution from the Person to whom it was delivered or any Person taking such replacement Grantor Trust Certificate from such Person to whom such replacement

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Grantor Trust Certificate was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Grantor Trust Certificate Registrar in connection therewith.
(c)    In connection with the issuance of a replacement Grantor Trust Certificate under this Section 3.5, the Grantor Trust Trustee and the Grantor Trust Certificate Registrar may require the payment by the Holder of the Grantor Trust Certificate of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Grantor Trust Trustee and the Grantor Trust Certificate Registrar) connected therewith.
(d)    A duplicate Grantor Trust Certificate issued pursuant to this Section 3.5 in replacement of a mutilated, destroyed, lost or stolen Grantor Trust Certificate shall constitute an original beneficial interest in the Trust, whether or not the mutilated, destroyed, lost or stolen Grantor Trust Certificate shall be found at any time or be enforced by anyone, and shall be entitled to all the benefits of this Agreement.
(e)    The provisions of this Section 3.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of a mutilated, destroyed, lost or stolen Grantor Trust Certificate.
Section 3.6    The Grantor Trust Certificateholder. Subject to the provisions of Section 3.4, prior to due presentation of the Grantor Trust Certificate for registration of transfer, the Grantor Trust Trustee or the Grantor Trust Certificate Registrar and any Grantor Trust Paying Agent may treat the Person in whose name the Grantor Trust Certificate is registered in the Grantor Trust Certificate Register as the Grantor Trust Certificateholder of such Grantor Trust Certificate for the purpose of receiving distributions pursuant to Article V and for all other purposes whatsoever, and neither the Grantor Trust Trustee nor the Grantor Trust Certificate Registrar and the Grantor Trust Paying Agent shall be affected by any notice to the contrary.
Section 3.7    Access to Grantor Trust Certificateholder’s Name and Address. The Grantor Trust Certificate Registrar shall furnish or cause to be furnished to the Grantor Trust Paying Agent and the Grantor, within fifteen (15) days after receipt by the Grantor Trust Certificate Registrar of a request therefor from the Grantor Trust Paying Agent or the Grantor in writing, the name and address of the Grantor Trust Certificateholder as of the most recent Record Date. The Holder, by receiving and holding the Grantor Trust Certificate, shall be deemed to have agreed not to hold any of the Grantor Trust Paying Agent, the Grantor, the Grantor Trust Certificate Registrar or the Grantor Trust Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.
Section 3.8    Maintenance of Corporate Trust Office and Records. The Grantor Trust Trustee shall maintain an office or offices or agency or agencies where notices and demands to or upon the Grantor Trust Trustee in respect of the Grantor Trust Certificate and the Transaction Documents may be served. The Grantor Trust Trustee initially designates its office located at 103 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Corporate Trust

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Administration, as its principal office for such purposes. The Grantor Trust Trustee shall give prompt written notice to the Grantor, the Grantor Trust Paying Agent and the Grantor Trust Certificateholder of any change in the location of the Grantor Trust Trustee or any such office or agency. The Grantor Trust Trustee shall maintain (or cause to be maintained) copies of all documents, instructions, notices and any other writings (in hard copy or electronic form), delivered to the Grantor Trust Trustee by any Person with respect to the Trust. The Grantor Trust Certificate Registrar shall maintain an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange.  The Grantor Trust Certificate Registrar initially designates its office located at 240 Greenwich Street, 7 East, New York, New York 10286, as its principal office for such purposes.  The Grantor Trust Certificate Registrar shall give prompt written notice to the Grantor, the Grantor Trust Paying Agent, the Grantor Trust Trustee and the Grantor Trust Certificateholder of any change in the location of the Grantor Trust Certificate Register or any such office or agency.
Section 3.9    Appointment of Grantor Trust Paying Agent. The Grantor Trust Paying Agent shall initially be the Grantor Trust Trustee, and any co-paying agent chosen by the Grantor Trust Trustee. The Grantor Trust Trustee shall be permitted to resign as Grantor Trust Paying Agent upon thirty (30) days’ written notice to the Administrator. If the Grantor Trust Trustee shall no longer be the Grantor Trust Paying Agent, the Grantor Trust Trustee, upon receipt of written direction from the Administrator shall appoint a successor to act as Grantor Trust Paying Agent (which shall be a bank, insurance company or trust company). The Administrator shall cause such successor Grantor Trust Paying Agent or any additional Grantor Trust Paying Agent appointed by the Administrator to execute and deliver to the Grantor Trust Trustee an instrument in which such successor Grantor Trust Paying Agent or additional Grantor Trust Paying Agent shall agree with the Grantor Trust Trustee that as Grantor Trust Paying Agent, such successor Grantor Trust Paying Agent or additional Grantor Trust Paying Agent shall hold all sums, if any, held by it for payment to the Grantor Trust Certificateholder in trust for the benefit of the Grantor Trust Certificateholder entitled thereto until such sums shall be paid to the Grantor Trust Certificateholder. The Grantor Trust Paying Agent shall return all unclaimed funds to the Grantor Trust Trustee and upon removal of a Grantor Trust Paying Agent such Grantor Trust Paying Agent shall also return all funds in its possession to the Grantor Trust Trustee. The provisions of Sections 6.3, 6.6, 6.7 and 6.9 shall apply to the Grantor Trust Trustee also in its role as Grantor Trust Paying Agent or Grantor Trust Certificate Registrar for so long as the Grantor Trust Trustee shall act as Grantor Trust Paying Agent or Grantor Trust Certificate Registrar and, to the extent applicable, to any other paying agent, grantor trust certificate registrar or authenticating agent appointed hereunder. Any reference in this Agreement to the Grantor Trust Paying Agent shall include any co-paying agent unless the context requires otherwise.
Section 3.10    Grantor as Grantor Trust Certificateholder. The Grantor in its individual or any other capacity may become the owner or pledgee of the Grantor Trust Certificate and may otherwise deal with the Grantor Trust Trustee and the Grantor Trust Certificate Registrar or any of such party’s respective Affiliates as if it were not the Grantor.

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Grantor Trust Agreement

Section 3.11    Rule 144A Information. The Grantor shall, during any period in which a purchaser of the Grantor Trust Certificate holds such Grantor Trust Certificate and in which the Grantor is not subject to Sections 13 or 15(d) of the Exchange Act, make available, upon request, to the Holder of the Grantor Trust Certificate in connection with any sale thereof and any prospective purchaser of the Grantor Trust Certificate from such Holder, the information specified in Rule 144A(d)(4) under the Act.
ARTICLE IV
ACTIONS BY GRANTOR TRUST TRUSTEE
Section 4.1    Prior Notice to Grantor Trust Certificateholder with Respect to Certain Matters. The Grantor Trust Trustee shall not take action with respect to the following matters, unless (i) the Grantor Trust Trustee shall have notified the Grantor Trust Certificateholder in writing (with a copy to the Grantor) of the proposed action at least ten (10) days (or such shorter period as is acceptable to the Grantor Trust Certificateholder) before the taking of such action, and (ii) the Grantor Trust Certificateholder shall not have notified the Grantor Trust Trustee in writing prior to the tenth (10th) day (or such shorter period acceptable to the Grantor Trust Certificateholder) after such notice is given that the Grantor Trust Certificateholder has withheld consent or provided alternative direction:
(a)    the initiation of any material claim or lawsuit by the Trust (other than an action by the Indenture Trustee or an action to collect on a Receivable) and the compromise of any material action, proceeding, investigation, claim or lawsuit brought by or against the Trust (other than an action by the Indenture Trustee or an action to collect on a Receivable);
(b)    except as may be required under the Statutory Trust Act, the election by the Trust to file an amendment to the Grantor Trust Certificate of Trust filed with the Delaware Secretary of State;
(c)    the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;
(d)    the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of the Grantor Trust Certificateholder;
(e)    the amendment, change or modification of the Servicing Agreement, the Receivables Contribution Agreement, the Indenture or any other Transaction Document to which the Trust is a party, except to cure any ambiguity or to add, amend or supplement any provision in a manner that would not materially adversely affect the interests of the Grantor Trust Certificateholder; or
(f)    the appointment pursuant to the Indenture or the Administration Agreement, as applicable, of a successor Note Registrar, Grantor Trust Paying Agent for the Notes or Indenture Trustee or, pursuant to this Agreement, of a successor Grantor Trust Certificate Registrar, or the consent to the assignment by the Note Registrar, Grantor Trust

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Paying Agent for the Notes, Indenture Trustee or Grantor Trust Certificate Registrar of its obligations under the Indenture, the Administration Agreement or this Agreement, as applicable.
(g)    Without first obtaining an Opinion of Counsel to the effect that such action will not, for U.S. federal income tax purposes, cause the Grantor Trust to be taxable as other than a “grantor trust” for U.S. federal income tax purposes, the Grantor Trust shall not, and neither the Grantor Trust nor anyone acting on behalf of the Grantor Trust shall have the power or authority to, cause the Grantor Trust to:
(i)    exchange any portion of the Grantor Trust Collateral for other property following the date hereof (other than as set forth in the Transaction Documents, clause (ii) below or cash to be distributed in accordance with Article V or Article IX);
(ii)    acquire any other property with, or otherwise reinvest, any distributions, income or proceeds received with respect to the Grantor Trust’s investments, including any proceeds from the sale of any such investment, other than Eligible Investments maturing before the Business Day immediately prior to the Distribution Date related to the then current Collection Period;
(iii)    accept any contributions of cash or property following the date hereof, except pursuant to the Transaction Documents or as unanimously directed by or consented to in writing by the Grantor Trust Certificateholder;
(iv)    agree to receive, or negotiate for, any financing with which to acquire any investments;
(v)    exercise any rights or otherwise take any action under or with respect to any Receivable, other than its entry into the related Transaction Documents, the exercise of its rights and the performance of its obligations thereunder, and the performance of such ministerial functions with respect to the Receivables as may be expressly contemplated thereunder; or
(vi)    otherwise acquire or agree to acquire, by contribution, purchase, exchange, borrowing, or otherwise, any cash or property following the date hereof, other than any proceeds (including proceeds of Receivables permitted to be sold by, or purchased or repurchased from, the Trust for cash as permitted under the Transaction Documents) received with respect to the existing Grantor Trust Collateral (which may only be invested in accordance with clause (ii) above) as of the date hereof.
    This Section 4.1(g) is intended to ensure that neither the Trust nor anyone acting on behalf of the Trust has the power to vary the Trust’s investments within the meaning of Treasury Regulations § 301.7701-4(c) and shall be interpreted and applied consistently with such intent.
Section 4.2    Action by Grantor Trust Certificateholder with Respect to Certain Matters. The Grantor Trust Trustee shall not have the power, except upon the written direction of the

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Grantor Trust Certificateholder, to remove the Servicer under the Servicing Agreement pursuant to Article V thereof or, except as expressly provided in the Transaction Documents, sell the Receivables and related Contracts or any interest therein prior to the termination of the Indenture. The Grantor Trust Trustee shall take the actions referred to in the preceding sentence only upon written instruction signed by the Grantor Trust Certificateholder.
Section 4.3    Action by Grantor Trust Certificateholder with Respect to Bankruptcy. Notwithstanding any prior termination of this Agreement, the Grantor Trust Trustee shall not have the power to commence a voluntary case under Title 11 of the United States Code or any successor provision relating to the Trust without the prior approval of the Grantor Trust Certificateholder and the delivery to the Grantor Trust Trustee by the Grantor Trust Certificateholder of a certificate certifying that the Grantor Trust Certificateholder reasonably believe that the Trust is insolvent; provided, however, that under no circumstances shall the Grantor Trust Trustee commence or join in commencing any such case prior to the date that is one year and one day after termination of the Trust.
Section 4.4    Restrictions on Grantor Trust Certificateholder’s Power. The Grantor Trust Certificateholder shall not direct the Grantor Trust Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Grantor Trust Trustee under this Agreement, including Section 2.3, or any of the other Transaction Documents, nor shall the Grantor Trust Trustee be obligated to follow any such direction, if given. The Grantor Trust Certificateholder shall not and shall not direct the Grantor Trust Trustee to take action that would violate the provisions of Section 6.1 and, if given, the Grantor Trust Trustee shall not be obligated to follow any such direction. Each Grantor Trust Certificateholder is hereby deemed to agree and irrevocably appoint the Administrator as such Grantor Trust Certificateholder’s designee and agent to act with full authority and discretionary powers as such Grantor Trust Certificateholder agent with respect to any Direction Right and to any voting, instruction, or decision in connection with the Trust.
ARTICLE V
CERTAIN DUTIES
Section 5.1    Accounting and Reports to the Grantor Trust Certificateholder, the Internal Revenue Service and Others; Distributions.
(a)    The Grantor Trust Trustee shall maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, deliver to the Grantor Trust Certificateholder, as may be required by the Code and applicable Treasury Regulations or otherwise, such information in the possession or control of the Grantor Trust Trustee as may be required to enable the Grantor Trust Certificateholder to prepare its federal income tax return, file such tax returns relating to the Trust and make such elections as may from time to time be required or appropriate under any applicable State or federal statute or rule or regulation thereunder so as to maintain the Trust’s characterization as an entity described in Section 2.11 for United States federal income tax purposes, cause such tax returns to be signed in the manner required by law and collect or cause to be collected any withholding tax as described in and in accordance with Section 5.3 with respect to income or distributions to the Grantor Trust Certificateholder. The Independent Accountant, at the direction of the Administrator on behalf

CRVNA 2026-P3
Grantor Trust Agreement

of the Trust, shall annually cause to be sent to the Grantor Trust Certificateholder a separate statement setting forth the Grantor Trust Certificateholder’s share of items of income, gain, loss, deduction or credit and will instruct the Grantor Trust Certificateholder to report such items on its federal income tax return. The Independent Accountant, at the direction of the Administrator on behalf of the Trust, shall prepare or cause to be prepared the returns and information required by Treasury Regulations Section 1.671-5, as well as any other applicable provisions of law, to be provided and filed, as applicable, in the manner prescribed therein.
(b)    On or before the Closing Date, the Administrator shall cause the Collection Account to be established pursuant to Section 8.2(a) of the Indenture. All distributions with respect to the Grantor Trust Certificate shall be made to the Collection Account.
Section 5.2    Tax Returns; Other Tax Matters. The Independent Accountant, at the direction of the Administrator on behalf of the Trust, shall prepare, or cause to be prepared, any and all applicable tax returns of the Trust. The Administrator shall sign on behalf of the Trust any and all applicable tax returns of the Trust, unless applicable law requires the Grantor Trust Certificateholder to sign such documents, in which case the Grantor Trust Certificateholder hereby agrees to sign such document and to cooperate fully with the reasonable requests of the Administrator with respect thereto.
Section 5.3    Withholding Tax. If any withholding tax is imposed on the Trust’s payment (or allocations of income) to the Grantor Trust Certificateholder, such tax shall reduce the amount otherwise distributable to the Grantor Trust Certificateholder, which amounts shall be provided to the Grantor Trust Paying Agent by the Administrator in writing in accordance with Section 2(c)(i) of the Administration Agreement; provided that the Grantor Trust Paying Agent shall not have an obligation to withhold any such amount if and for so long as the Grantor is the sole Grantor Trust Certificateholder. The Grantor Trust Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Grantor Trust Certificateholder sufficient funds for the payment of any tax that is legally payable by the Trust (but such authorization shall not prevent the Grantor Trust Paying Agent from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to the Grantor Trust Certificateholder shall be treated as cash distributed to the Grantor Trust Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Grantor Trust Trustee or the Grantor Trust Paying Agent, upon notification from the Grantor Trust Trustee that the appropriate tax forms have not been received by the Grantor Trust Trustee, may withhold such amounts in accordance with this Section 5.3. If the Grantor Trust Certificateholder wishes to apply for a refund of any such withholding tax, the Grantor Trust Paying Agent shall reasonably cooperate with the Grantor Trust Certificateholder in making such claim so long as the Grantor Trust Certificateholder agrees to reimburse the Grantor Trust Paying Agent for any out-of-pocket expenses incurred.

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Grantor Trust Agreement

ARTICLE VI
THE GRANTOR TRUST TRUSTEE
Section 6.1    Duties of Grantor Trust Trustee.
(a)    The Grantor Trust Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Agreement and the other Transaction Documents, including the administration of the Trust in the interest of the Grantor Trust Certificateholder, subject to the Transaction Documents and in accordance with the provisions of this Agreement. No implied covenants, obligations or duties (including fiduciary duties) or liabilities otherwise existing at law or in equity with respect to the Trust, shall be read into this Agreement. The Grantor Trust Trustee shall have no duty or obligation to perform the duties and obligations of the Trust and shall act only at the written direction of the Grantor Trust Certificateholder and, to the extent expressly provided herein, the Administrator or the Grantor with respect to the duties of the Trust.
(b)    Notwithstanding the foregoing, the Grantor Trust Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Transaction Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Trust or the Grantor Trust Trustee hereunder or under any other Transaction Document, and the Grantor Trust Trustee shall not be responsible for monitoring or supervising or performing the duties and obligations of the Administrator and shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.
(c)    In the absence of bad faith on its part, the Grantor Trust Trustee may conclusively rely upon certificates or opinions furnished to the Grantor Trust Trustee and conforming to the requirements of this Agreement in determining the truth of the statements and the correctness of the opinions contained therein; provided, however, that the Grantor Trust Trustee shall have examined such certificates or opinions so as to determine compliance of the same with the requirements of this Agreement.
(d)    The Grantor Trust Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:
(i)    this Section 6.1(d) shall not limit the effect of Section 6.1(a) or 6.1(b);
(ii)    the Grantor Trust Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Grantor Trust Trustee was grossly negligent in ascertaining the pertinent facts; and
(iii)    the Grantor Trust Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 4.1, 4.2, 4.4 or 6.4.

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(e)    Monies received by the Grantor Trust Trustee hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law. Such funds shall be held (i) in a non-interest bearing trust account and (ii) uninvested and the Grantor Trust Trustee shall not be liable for any interest thereon.
(f)    The Grantor Trust Trustee shall have no responsibility to record this Agreement or any other Transaction Document, to prepare or file any financing or continuation statement or amendment in any public office at any time or otherwise to perfect or maintain the perfection of any ownership or security interest or lien or to prepare or file any license, qualification to do business, or securities law filing or report or to monitor or cause the Trust to comply with Regulation RR, to the extent Regulation RR is applicable to the Trust.
(g)    The Grantor Trust Trustee shall not take any action that (i) is inconsistent with the purposes of the Trust set forth in Section 2.3 or (ii) would, to the actual knowledge of a Responsible Officer of the Grantor Trust Trustee, cause the Trust to fail to qualify as a grantor trust for United States federal income tax purposes. The Grantor Trust Certificateholder shall not direct the Grantor Trust Trustee to take any action or themselves take any action that would violate the provisions of this Section 6.1.
Section 6.2    Rights of Grantor Trust Trustee. The Grantor Trust Trustee is authorized and directed to execute and deliver the Transaction Documents, each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust or the Grantor Trust Trustee is to be a party and any additional agreement, document, letter or undertaking to be entered into in connection with the Transaction Documents or the transactions described therein to which the Trust or the Grantor Trust Trustee is to be a party, each as presented to the Grantor Trust Trustee by the Grantor or its counsel and in such form as the Grantor shall approve as evidenced conclusively by the Grantor Trust Trustee’s execution thereof. The Grantor Trust Trustee is authorized to execute such additional documents and amendments to the Transaction Documents as it shall be directed in writing by the Administrator, the Servicer or the Grantor. In addition to the foregoing, the Grantor Trust Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Transaction Documents. The Grantor Trust Trustee is further authorized from time to time to take such action as the Grantor, the Grantor Trust Certificateholder or the Administrator recommends and directs in writing with respect to the Transaction Documents.
Section 6.3    Acceptance of Trusts and Duties. Except as otherwise provided in this Article VI, in accepting the trusts hereby created, BNY Mellon Trust of Delaware acts solely as Grantor Trust Trustee hereunder and not in its individual capacity and all Persons having any claim against the Grantor Trust Trustee by reason of the transactions contemplated by this Agreement or any other Transaction Document shall look only to the Grantor Trust Collateral for payment or satisfaction thereof. The Grantor Trust Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Grantor Trust Trustee also agrees to disburse all monies actually received by it constituting part of the Grantor Trust Collateral upon the terms of the Transaction Documents.

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The Grantor Trust Trustee shall not be liable or accountable hereunder or under any other Transaction Document under any circumstances, except for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct or in the case of the inaccuracy of any representation or warranty contained in Section 6.6 and expressly made by the Grantor Trust Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):
(a)    the Grantor Trust Trustee shall at no time have any responsibility or liability for, or with respect to, the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for, or with respect to, the sufficiency of the Grantor Trust Collateral or its ability to generate the payments to be distributed to Grantor Trust Certificateholder under this Agreement or to Noteholders under the Indenture, including: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Grantor or the Servicer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Indenture Trustee or the Servicer or any sub-servicer taken in the name of the Grantor Trust Trustee;
(b)    the Grantor Trust Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Grantor, the Administrator or the Grantor Trust Certificateholder;
(c)    no provision of this Agreement or any other Transaction Document shall require the Grantor Trust Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers hereunder or under any other Transaction Document, if the Grantor Trust Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;
(d)    under no circumstances shall the Grantor Trust Trustee be liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes, or for any Trust representation, warranty, covenant or obligation under the Transaction Documents;
(e)    the Grantor Trust Trustee shall not be responsible for or in respect of and makes no representation as to the validity or sufficiency of any provision of this Agreement other than as explicitly set forth herein or for the due execution hereof by the Grantor or for the form, character, genuineness, sufficiency, value or validity of any of the Grantor Trust Collateral or for, or in respect of, the validity or sufficiency of the Notes, the Grantor Trust Certificate (other than the certificate of authentication on the Grantor Trust Certificate), the other Transaction Documents, any Receivables or any related documents, and the Grantor Trust Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to the Grantor Trust

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Grantor Trust Agreement

Certificateholder, other than as expressly provided for herein and in the other Transaction Documents;
(f)    the Grantor Trust Trustee shall not be liable for the default or misconduct of the Administrator, the Indenture Trustee, the Grantor or the Servicer under any of the Transaction Documents or otherwise and the Grantor Trust Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Transaction Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture, the Grantor under this Agreement or the Servicer under the Servicing Agreement;
(g)    the Grantor Trust Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Transaction Document, at the request, order or direction of any of the Grantor Trust Certificateholder, unless the Grantor Trust Certificateholder has offered to the Grantor Trust Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Grantor Trust Trustee therein or thereby. The right of the Grantor Trust Trustee to perform any discretionary act enumerated in this Agreement or in any other Transaction Document shall not be construed as a duty, and the Grantor Trust Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act;
(h)    notwithstanding anything to the contrary contained herein or in any other Transaction Document, and notwithstanding any Person’s right to instruct the Grantor Trust Trustee, neither the Grantor Trust Trustee nor any agent, employee, director or officer of the Grantor Trust Trustee shall have any obligation to execute, deliver or certify on behalf of the Trust or any other Person any filings, certificates, affidavits or other instruments required pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated pursuant thereto, and the refusal to comply with any such instructions shall not constitute a default or breach under any Transaction Document. In the event that the Grantor Trust Trustee, on behalf of the Trust, does not execute, deliver or certify any filings, certificates, affidavits or other instruments required under the Sarbanes-Oxley Act of 2002, an Authorized Officer of the Administrator shall, on behalf of the Trust, execute, deliver or make such certification;
(i)    to the fullest extent permitted by law and notwithstanding anything in this Agreement to the contrary, the Grantor Trust Trustee shall not be personally liable for (x) special, consequential or punitive damages, however styled, including lost profits or (y) the acts or omissions of any nominee, correspondent, clearing agency or securities depository through which it holds the Trust’s securities or assets;
(j)    the Grantor Trust Trustee shall not be liable or responsible for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, any force majeure event, including but not limited to strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, pandemics or epidemics, nuclear or natural catastrophes or acts of God, power outages, loss or malfunctions of utilities,

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communications or computer (software and hardware) services, or other circumstances beyond its control; it being understood that the Grantor Trust Trustee shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances;
(k)    the Grantor Trust Trustee shall not be deemed to have knowledge or notice of any fact or event unless a Responsible Officer of the Grantor Trust Trustee has actual knowledge thereof or unless written notice of such fact or event is received by a Responsible Officer and such notice references the fact or event;
(l)    notwithstanding anything contained herein or in any of the Transaction Documents to the contrary, the Grantor Trust Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with, licensing by or taking of any action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware, (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Grantor Trust Trustee, or (iii) subject the Grantor Trust Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Grantor Trust Trustee contemplated hereby. The Grantor Trust Trustee shall be entitled to obtain advice of counsel (the reasonable fees and expenses of which shall be reimbursable by the Trust pursuant to Section 2.7 of the Indenture) to determine whether any action required to be taken pursuant to this Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Grantor Trust Trustee that such action will result in such consequences, the Grantor Trust Trustee may, or if instructed to do so by the Administrator, shall appoint an additional trustee pursuant to Section 6.12 to proceed with such action;
(m)    the Grantor Trust Trustee shall not be required to provide, on its own behalf, any surety bond or other kind of security in connection with the execution of any of its trusts or powers under this Agreement or any other Transaction Document or the performance of its duties hereunder;
(n)    each of the parties hereto hereby agrees and, as evidenced by its acceptance of any benefits hereunder, the Grantor Trust Certificateholder agrees that the Grantor Trust Trustee in any capacity (i) has not provided and will not provide in the future, any advice, counsel or opinion regarding the tax, regulatory, financial, investment, securities law or insurance implications and consequences of the formation, funding and ongoing administration of the Trust, including income, gift and estate tax issues, insurable interest issues, risk retention issues, doing business or other licensing matters and the initial and ongoing selection and monitoring of financing arrangements, (ii) has not made any investigation as to the accuracy of any representations, warranties or other obligations of the Trust under the Transaction Documents and shall have no liability in connection therewith, and (iii) the Grantor Trust Trustee has not prepared or verified, and shall not be responsible or liable for, any information,

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disclosure or other statement in any disclosure or offering document or in any other document issued or delivered in connection with the issuance, sale or transfer of the Certificates or the Notes;
(o)    it shall be the Administrator’s duty and responsibility, and not the Grantor Trust Trustee’s duty and responsibility, to cause the Trust to respond to, defend, participate in or otherwise act in connection with any regulatory, administrative, governmental, investigative or other proceeding or inquiry relating in any way to the Trust, its assets or the conduct of its business;
(p)    the Grantor Trust Trustee shall not have any obligation or duty to supervise or monitor the performance of any other Person and shall have no liability for the failure of any other Person to perform its obligations or duties under the Transaction Documents or otherwise;
(q)    neither the Grantor nor the Administrator shall, without the written consent of the Grantor Trust Trustee, knowingly take or cause the Trust to take any action which in any way adversely affects or could reasonably be expected to adversely affect the Grantor Trust Trustee or any of its rights, duties or protections under this Agreement; and
(r)    to help the government fight the funding of terrorism and money laundering activities, the Customer Identification Program (CIP) requirements established under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Title III of Pub. L. 107 56 (signed into law October 26, 2001) and its implementing regulations (collectively, USA PATRIOT Act), the Financial Crimes Enforcement Network’s (FinCEN) Customer Due Diligence Requirements and such other laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions (collectively, the “Applicable Anti-Money Laundering Law”), requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, in order to comply with the Applicable Anti-Money Laundering Law, the Grantor Trust Trustee is required to obtain on or before the Closing Date and from time to time thereafter documentation to verify and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a trust or other legal entity, the Grantor Trust Trustee will ask for documentation to verify its formation and existence as a legal entity, financial statements, licenses, tax identification documents, and identification and authorization documents from individuals claiming authority to represent the entity and other relevant documentation and information (including beneficial owners of such entities). The Grantor Trust Trustee may, to the fullest extent permitted by applicable law, including the Applicable Anti-Money Laundering Law, conclusively rely on, and shall be fully protected and indemnified in relying on, any information received, and failure to provide such information may result in an inability of the Grantor Trust Trustee to perform its obligations hereunder which, at the sole option of the Grantor Trust Trustee, may result in the immediate resignation of the Owner Trustee, subject to Section 6.10, notwithstanding anything to the contrary in this Agreement. The parties hereto agree that solely for purposes of the Applicable Anti-Money Laundering Law, (i) the Grantor is and shall be deemed to be the sole beneficial owner of the

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Trust, and (ii) the Grantor is and shall deemed to be the party with the power and authority to control the Trust.
Section 6.4    Action upon Instruction by Certificateholders.
(a)    Subject to Section 4.4, the Grantor Trust Certificateholder may by written instruction direct the Grantor Trust Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Grantor Trust Certificateholder pursuant to Section 4.5. The Grantor Trust Trustee shall not be required to take any discretionary action to investigate or review any matter without direction from the Grantor Trust Certificateholder. Further, with respect to provisions hereunder that provide for instruction by the Grantor Trust Certificateholder, if the Grantor Trust Trustee shall have notified the Grantor Trust Certificateholder in writing of a proposed action and within 15 Business Days of such notice (or within such shorter time as may be required under the circumstances and noted in the request for instruction) the Grantor Trust Certificateholder shall have not notified the Grantor Trust Trustee in writing that the Grantor Trust Certificateholder has withheld consent or provided alternative instruction, the Grantor Trust Trustee, in the place of Grantor Trust Certificateholder instruction hereunder, may accept and rely on written instruction of the Administrator. If subsequently the Grantor Trust Trustee receives alternative written instruction from the Grantor Trust Certificateholder, such subsequent instruction shall control unless the Grantor Trust Trustee has already acted at the instruction of the Administrator with respect to such matter.
(b)    Notwithstanding the foregoing, the Grantor Trust Trustee shall not be required to take or refrain from taking any action hereunder or under any other Transaction Document if the Grantor Trust Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Grantor Trust Trustee or is contrary to the terms hereof or of any other Transaction Document or is otherwise contrary to law.
(c)    Whenever the Grantor Trust Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Transaction Document, or is unsure as to the application, intent, interpretation or meaning of any provision of this Agreement or the other Transaction Documents, the Grantor Trust Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Grantor Trust Certificateholder requesting instruction as to the course of action to be adopted, and, to the extent the Grantor Trust Trustee acts in good faith in accordance with any such instruction received, the Grantor Trust Trustee shall not be liable on account of such action to any Person. If the Grantor Trust Trustee shall not have received appropriate instructions within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Agreement or the other Transaction Documents, and as it shall deem to be in the best interests of the Grantor Trust Certificateholder, and the Grantor Trust Trustee shall have no liability to any Person for any such action or inaction.

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Section 6.5    Furnishing of Documents. The Grantor Trust Trustee shall furnish to the Grantor Trust Certificateholder, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Grantor Trust Trustee under the Transaction Documents.
Section 6.6    Representations and Warranties of Grantor Trust Trustee. The Grantor Trust Trustee hereby represents and warrants to the Grantor, for the benefit of the Grantor Trust Certificateholder, that:
(a)    It is a banking corporation duly organized, validly existing and in good standing under the laws of Delaware. It has satisfied the eligibility requirements set forth in Section 6.13.
(b)    It has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.
(c)    The execution, delivery and performance by it of this Agreement (i) does not violate any provision of any law or regulation of the State of Delaware or the United States of America governing the banking and trust powers of the Grantor Trust Trustee or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to the Grantor Trust Trustee or any of its assets, (ii) does not violate any provision of the corporate charter or by-laws of the Grantor Trust Trustee or (iii) does not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or Lien could reasonably be expected to have a Material Adverse Effect on the Grantor Trust Trustee’s performance or ability to perform its duties as Grantor Trust Trustee under this Agreement or on the transactions contemplated in this Agreement.
(d)    This Agreement has been duly executed and delivered by the Grantor Trust Trustee and, assuming due authorization, execution and delivery by the Grantor, constitutes the legal, valid and binding agreement of the Grantor Trust Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
Section 6.7    Reliance; Advice of Counsel.
(a)    The Grantor Trust Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Grantor Trust Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and

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effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Grantor Trust Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Grantor Trust Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.
(b)    In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Transaction Documents, the Grantor Trust Trustee may act directly or through its agents, attorneys, custodians or nominees pursuant to agreements entered into with any of them, and the Grantor Trust Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Grantor Trust Trustee in good faith and without gross negligence; and may consult with counsel, accountants and other skilled professionals to be selected in good faith and without gross negligence and employed by it. The Grantor Trust Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any other Transaction Document.
Section 6.8    Grantor Trust Trustee May Own Notes. BNY Mellon Trust of Delaware or any successor Grantor Trust Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may deal with the Grantor, the Indenture Trustee, the Administrator and the Servicer in transactions in the same manner as it would have if it were not the Grantor Trust Trustee.
Section 6.9    Compensation and Indemnity.
(a)    The Grantor Trust Trustee shall receive as compensation for its services hereunder (i) on the date of execution of this Agreement, an initial fee and an annual fee for its services to be provided, and (ii) such fees as have been separately agreed upon before the date hereof by the Grantor Trust Trustee, and the Grantor Trust Trustee, any paying agent, registrar, authenticating agent or co-trustee shall be entitled to be reimbursed for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, custodians, nominees, representatives, experts and external counsel as the Grantor Trust Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder as specified in Section 2.7 of the Indenture.
(b)    The Trust shall indemnify, defend and hold harmless the Grantor Trust Trustee (in its individual and trustee capacities), any paying agent, registrar, authenticating agent or co-trustee and its successors, assigns, agents and servants from and against all costs, expenses, losses, claims, actions, suits, damages and liabilities including reasonable and documented legal fees and expenses of external counsel, in connection with the successful enforcement of their indemnification rights hereunder, of any kind and nature whatsoever arising out of or incurred in connection with (i) the Grantor Trust Trustee’s performance of its duties under the Indenture or any other Transaction Document, or (ii) the acceptance, administration or performance by, or

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action or inaction of, the Grantor Trust Trustee of the trusts and duties contained in this Agreement and the other Transaction Documents, including the administration of the Grantor Trust Collateral, except in each case to the extent that such cost, expense, loss, claim, damage or liability (i) is due to the willful misconduct, bad faith or gross negligence (except for errors in judgment) of the Person indemnified, or (ii) arises from the Grantor Trust Trustee’s breach of any of its representations or warranties set forth in Section 6.6.
(c)    The Administrator shall indemnify, defend and hold harmless the Grantor Trust Trustee (in its individual and trustee capacities), any paying agent, registrar, authenticating agent or co-trustee and its successors, assigns, agents and servants from and against all costs, expenses, losses, claims, actions, suits, damages and liabilities including reasonable and documented legal fees and expenses of external counsel, in connection with the successful enforcement of their indemnification rights hereunder, of any kind and nature whatsoever arising out of or incurred in connection with (i) the Administrator’s performance of its duties under this Agreement or the Administration Agreement; or (ii) the failure by the Administrator to comply with any term, provision or covenant contained in this Agreement or any other Transaction Document, except in each case to the extent that such cost, expense, loss, claim, action, suit, damage or liability (A) is due to the willful misconduct, bad faith or gross negligence (except for errors in judgment) of the Person indemnified, or (B) arises from the breach of any of the representations or warranties set forth in Section 6.6.
The indemnities contained in this Section 6.9 shall survive the resignation or removal of the Grantor Trust Trustee or the termination of this Agreement. To the extent that the Trust or the Administrator fails to pay any amounts due and owing to the Grantor Trust Trustee pursuant to this Section 6.9, such amounts shall be payable pursuant to Section 2.7 of the Indenture. Any amounts paid to the Grantor Trust Trustee pursuant to this Article VI shall be deemed not to be a part of the Grantor Trust Collateral immediately after such payment.
Section 6.10    Replacement of Grantor Trust Trustee.
(a)    The Grantor Trust Trustee may give notice of its intent to resign and be discharged from the trusts hereby created by giving notice thereof to the Grantor, the Administrator and the Grantor Trust Certificateholder; provided that no such resignation shall become effective, and the Grantor Trust Trustee shall not resign, prior to the time set forth in Section 6.10(c). If no successor Grantor Trust Trustee shall have been appointed pursuant to Section 6.10(b) and have accepted such appointment within thirty (30) days after the giving of such notice, the Grantor Trust Trustee giving such notice may petition any court of competent jurisdiction for the appointment of a successor Grantor Trust Trustee. The Grantor or the Administrator shall remove the Grantor Trust Trustee if:
(i)    the Grantor Trust Trustee shall cease to be eligible in accordance with the provisions of Section 6.13 and shall fail to resign after written request therefor by the Administrator;
(ii)    the Grantor Trust Trustee shall be adjudged bankrupt or insolvent;

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(iii)    a receiver or other public officer shall be appointed or take charge or control of the Grantor Trust Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or
(iv)    the Grantor Trust Trustee shall otherwise be incapable of acting.
(b)    If the Grantor Trust Trustee gives notice of its intent to resign or is removed or if a vacancy exists in the office of Grantor Trust Trustee for any reason, the Administrator shall promptly appoint a successor Grantor Trust Trustee by written instrument, in duplicate (one copy of which instrument shall be delivered to the outgoing Grantor Trust Trustee so removed and one copy to the successor Grantor Trust Trustee) and shall pay all fees, expenses and indemnities owed to the outgoing Grantor Trust Trustee.
(c)    Any resignation or removal of the Grantor Trust Trustee and appointment of a successor Grantor Trust Trustee pursuant to any of the provisions of this Section 6.10 shall not become effective, and no such resignation shall be deemed to have occurred, until a written acceptance of appointment is delivered by the successor Grantor Trust Trustee to the outgoing Grantor Trust Trustee, the Grantor, the Administrator and the Grantor Trust Certificateholder and all fees, expenses and indemnities due to the outgoing Grantor Trust Trustee are paid. Costs associated with the resignation or removal of the Grantor Trust Trustee and the appointment of a successor Grantor Trust Trustee will be borne by the Grantor. Any successor Grantor Trust Trustee appointed pursuant to this Section 6.10 shall be eligible to act in such capacity in accordance with Section 6.13 and, following compliance with the preceding sentence, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Grantor Trust Trustee. The Administrator shall provide notice of such resignation or removal of the Grantor Trust Trustee to each of the Rating Agencies.
(d)    The predecessor Grantor Trust Trustee shall upon payment of its fees, expenses and indemnity deliver to the successor Grantor Trust Trustee all documents and statements and monies held by it under this Agreement. The Administrator and the predecessor Grantor Trust Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Grantor Trust Trustee all such rights, powers, duties and obligations.
(e)    Upon acceptance of appointment by a successor Grantor Trust Trustee pursuant to this Section 6.10, the Administrator shall mail notice of the successor of such Grantor Trust Trustee to the Grantor Trust Certificateholder, the Indenture Trustee, the Noteholders and the Rating Agencies. Any successor Grantor Trust Trustee appointed hereunder shall file an amendment to the Certificate of Trust.
Section 6.11    Merger or Consolidation of Grantor Trust Trustee. Any Person into which the Grantor Trust Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Grantor Trust Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Grantor Trust Trustee, shall be the successor of the Grantor Trust Trustee

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hereunder, provided such Person shall be eligible pursuant to Section 6.13, and without the execution or filing of any instrument or any further act on the part of any of the parties hereto; provided, further, that the Grantor Trust Trustee shall mail notice of such merger or consolidation to the Grantor, who promptly shall notify the Rating Agencies. In connection therewith, the Grantor Trust Trustee shall file an amendment to the Certificate of Trust if required by the Statutory Trust Act.
Section 6.12    Appointment of Co-Trustee or Separate Trustee.
(a)    Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Grantor Trust Collateral or any Financed Vehicle may at the time be located, the Grantor Trust Certificateholder, the Administrator and the Grantor Trust Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Grantor Trust Trustee to act as co-trustee, jointly with the Grantor Trust Trustee, or as separate trustee or trustees, of all or any part of the Grantor Trust Collateral, and to vest in such Person (in the name of the Trust and not in such Person’s name for the Trust, except to the extent otherwise required by, and in accordance with, Section 2.8), in such capacity, such title to the Grantor Trust Collateral, or any part thereof, and, subject to the other provisions of this Section 6.12, such powers, duties, obligations, rights and trusts as the Administrator and the Grantor Trust Trustee may consider necessary or desirable. If neither the Administrator nor the Grantor Trust Certificateholder shall have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Grantor Trust Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 6.13 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 6.10.
(b)    Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:
(i)    all rights, powers, duties and obligations conferred or imposed upon the Grantor Trust Trustee shall be conferred upon and exercised or performed by the Grantor Trust Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Grantor Trust Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Grantor Trust Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Grantor Trust Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Grantor Trust Trustee;
(ii)    no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

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(iii)    the Grantor Trust Certificateholder, Administrator and the Grantor Trust Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.
(c)    Any notice, request or other writing given to the Grantor Trust Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Grantor Trust Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Grantor Trust Trustee. Each such instrument shall be filed with the Grantor Trust Trustee and a copy thereof given to the Administrator.
(d)    Any separate trustee or co-trustee may at any time appoint the Grantor Trust Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Grantor Trust Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.
Section 6.13    Eligibility Requirements for Grantor Trust Trustee. The Grantor Trust Trustee shall at all times: (a) be a corporation or other entity satisfying the provisions of Section 3807(a) of the Statutory Trust Act; (b) be authorized to exercise corporate trust powers; (c) have (or have a parent which has) a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by federal or State authorities; and (d) have (or have a parent which has) a long-term unsecured debt rating in any generic rating category which signifies investment grade by each Rating Agency or a rating otherwise acceptable to each Rating Agency. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 6.13, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Grantor Trust Trustee shall cease to be eligible in accordance with the provisions of this Section 6.13, the Grantor Trust Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.
ARTICLE VII
TERMINATION OF TRUST AGREEMENT
Section 7.1    Termination of Trust Agreement.
(a)    The Trust shall be dissolved and wound-up by the Administrator in accordance with Section 3808 of the Statutory Trust Act immediately prior to the final distribution by the Grantor Trust Paying Agent of all monies or other property or proceeds of the

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Grantor Trust Collateral in accordance with the terms of the Indenture, the Servicing Agreement (including the exercise by the Servicer of its option to purchase the Receivables pursuant to Section 6.1 of the Servicing Agreement) and Article V. The bankruptcy, liquidation, dissolution, death or incapacity of the Grantor Trust Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle the Grantor Trust Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Grantor Trust Collateral or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.
(b)    Neither the Grantor nor the Grantor Trust Certificateholder shall be entitled to revoke or terminate the Trust or this Agreement.
(c)    Notice of any dissolution of the Trust, specifying the Distribution Date upon which the Grantor Trust Certificateholder shall surrender its Grantor Trust Certificate to the Grantor Trust Certificate Registrar for payment of the final distribution and cancellation, shall be given by the Grantor Trust Certificate Registrar by letter to Grantor Trust Certificateholder mailed within five (5) Business Days of receipt of notice of Optional Purchase from the Servicer given pursuant to Section 6.1 of the Servicing Agreement, in either case, stating: (i) the Distribution Date upon or with respect to which final payment of the Grantor Trust Certificate shall be made upon presentation and surrender of the Grantor Trust Certificate at the office of the Grantor Trust Certificate Registrar therein designated; (ii) the amount of any such final payment; and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Grantor Trust Certificate at the office of the Grantor Trust Certificate Registrar therein specified. The Grantor Trust Certificate Registrar shall give notice to the Grantor Trust Trustee and the Grantor Trust Paying Agent at the time such notice is given to Grantor Trust Certificateholder. Upon presentation and surrender of the Grantor Trust Certificate, the Grantor Trust Paying Agent shall cause to be distributed to Grantor Trust Certificateholder amounts distributable on such Distribution Date.
(d)    If the Grantor Trust Certificateholder will not surrender its Grantor Trust Certificate for cancellation within six (6) months after the date specified in the written notice referred to in Section 7.1(c), the Grantor Trust Certificate Registrar shall give a second written notice to the Grantor Trust Certificateholder to surrender its Grantor Trust Certificate for cancellation and receive the final distribution with respect thereto. If within one (1) year after the second notice the Grantor Trust Certificate shall not have been surrendered for cancellation, the Grantor Trust Certificate Registrar may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Grantor Trust Certificateholder concerning surrender of their Grantor Trust Certificate, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable laws with respect to escheat of funds, any funds remaining in the Trust after exhaustion of such remedies in the preceding sentence shall be deemed property of the last Grantor Trust Certificateholder of record and distributed by the Grantor Trust Paying Agent to the last Grantor Trust Certificateholder of record, and none of the Grantor Trust Trustee, the Grantor Trust Certificate Registrar or the Grantor Trust Paying Agent shall have no further liability to the Grantor Trust Certificateholder with respect thereto.

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(e)    Upon the winding up and termination of the Trust in accordance with Section 3808 of the Statutory Trust Act and this Section 7.1 at the written direction and expense of the Grantor Trust Certificateholder, the Grantor Trust Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Act. Thereupon, this Agreement (other than Sections 6.9, 8.9 and 8.10) and the Trust shall terminate.
ARTICLE VIII
MISCELLANEOUS
Section 8.1    Amendment.
(a)    Any term or provision of this Agreement may be amended, waived, supplemented or modified by the Grantor and the Grantor Trust Trustee without the consent of any of the Depositor, the Administrator, the Indenture Trustee, the Owner Trustee, the Noteholders, the Certificateholders, the Grantor Trust Certificateholder or any other Person subject to the satisfaction of one of the following conditions:
(i)    the Grantor delivers an Opinion of Counsel or an Officer’s Certificate to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders or the Unaffiliated Certificateholders;
(ii)    the Rating Agency Condition is satisfied with respect to such amendment and the Grantor notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment; or
(iii)    to cure any ambiguity, correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Transaction Document or with any description thereof in the Prospectus, the Class N Notes Confidential Offering Memorandum or the Certificate Private Placement Memorandum, or add to the covenants, restrictions or obligations of the Grantor.
(b)    This Agreement may also be amended, waived, supplemented or modified from time to time by the parties hereto with the consent of the Requisite Noteholders as of the close of business on the preceding Distribution Date or if the aggregate Outstanding Amount of the P&I Notes (other than the Class N Notes) has been reduced to zero, the Majority Certificateholders (which consent, whether given pursuant to this Section 8.1(b) or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Notes or Certificates and of any Notes or Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon any Notes or Certificates) and, if any Person other than the Grantor or an Affiliate of the Grantor holds the Grantor Trust Certificate, the consent of the Grantor Trust Certificateholder as of the close of business on the preceding Distribution Date (which consent, whether given pursuant to this Section 8.1(b) or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Notes or the Grantor Trust Certificate and of any Notes or the Grantor Trust Certificate issued

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upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon any Notes or the Grantor Trust Certificate) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Grantor Trust Certificateholder.
(c)    It will not be necessary for the consent of Noteholders, Certificateholders or Grantor Trust Certificateholder pursuant to Section 8.1(b) to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders, Certificateholders and Unaffiliated Grantor Trust Certificateholders will be subject to such reasonable requirements as the Indenture Trustee, the Owner Trustee and the Grantor Trust Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.
(d)    Prior to the execution of any amendment or consent pursuant to Section 8.1(b), the Grantor shall provide written notification of the substance of such amendment or consent to each Rating Agency and the Grantor Trust Trustee; and promptly after the execution of any such amendment, the Grantor shall furnish a copy of such amendment to each Rating Agency, the Grantor Trust Trustee, the Owner Trustee and the Indenture Trustee; provided, that no amendment pursuant to this Section 8.1 shall be effective which materially and adversely affects the rights, privileges, indemnities, protections or duties of the Indenture Trustee, the Owner Trustee or the Grantor Trust Trustee without the prior written consent of such Person.
(e)    Promptly after the execution of any amendment, supplement or consent pursuant to this Section 8.1, the Grantor Trust Trustee shall furnish written notification of the substance of such amendment or consent to each Unaffiliated Grantor Trust Certificateholder and the Indenture Trustee.
(f)    Promptly after the execution of any amendment to the Certificate of Trust, the Grantor Trust Trustee, at the expense of the Trust to the extent such amendments do not relate to a change in the name or address of the Grantor Trust Trustee, shall cause the filing of such amendment with the Secretary of State.
(g)    Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Grantor Trust Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and an Officer’s Certificate of the Administrator stating that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Grantor Trust Trustee may, but shall not be obligated to, enter into any such amendment which affects the Grantor Trust Trustee’s own rights, privileges, indemnities, duties or obligations under this Agreement or otherwise.
(h)    Notwithstanding anything to the contrary herein, prior to the execution of any amendment to this Agreement, an Opinion of Counsel shall be delivered to the Grantor Trust

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Trustee and the Owner Trustee to the effect that such amendment would not cause the Grantor Trust to fail to qualify as a grantor trust for United States federal income tax purposes.
Section 8.2    No Legal Title to Grantor Trust Collateral. The Grantor Trust Certificateholder shall not have legal title to any part of the Grantor Trust Collateral. The Grantor Trust Certificateholder shall be entitled to receive distributions with respect to their undivided beneficial ownership interest therein only in accordance with Articles V and VII. No transfer, by operation of law or otherwise, of any right, title, and interest of the Grantor Trust Certificateholder to and in their undivided beneficial ownership interest in the Grantor Trust Collateral shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Grantor Trust Collateral.
Section 8.3    Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Grantor Trust Trustee, the Grantor, the Grantor Trust Certificateholder, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Grantor Trust Collateral or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.
Section 8.4    Derivative Actions. Any provision contained herein to the contrary notwithstanding, the right of the Grantor Trust Certificateholder to bring a derivative action in the right of the Trust is hereby made expressly subject to the Grantor Trust Certificateholder satisfying all requirements set forth in the Statutory Trust Act.
Section 8.5    Notices. All demands, notices and communications upon or to the parties or the Rating Agencies shall be delivered as specified in Part III of Appendix A of the Receivables Purchase Agreement.

Section 8.6    Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Grantor Trust Certificate or the rights of the Holder thereof.
Section 8.7    Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document. Delivery of an executed counterpart of this Agreement by email or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (a) an original manual signature, (b) a faxed, scanned, or photocopied manual signature, or (c) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic

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signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writing; provided, however, that any documentation with respect to transfer of the Grantor Trust Certificate or other securities presented to the Indenture Trustee or any transfer agent must contain original documents with manually executed signatures.
Section 8.8    Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Grantor, the Administrator, the Grantor Trust Trustee and the Grantor Trust Certificateholder and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Grantor Trust Certificateholder shall bind the successors and assigns of the Grantor Trust Certificateholder.
Section 8.9    Nonpetition Covenant. To the fullest extent permitted by Applicable Law, the Grantor Trust Trustee by entering into this Agreement and the Grantor Trust Certificateholder, by accepting the Grantor Trust Certificate issued hereunder, hereby covenant and agree that they shall not (nor shall they join with or solicit another person to), prior to the day that is one year and one day after the termination of the Trust and of each other trust heretofore formed by the Grantor, acquiesce, petition or otherwise invoke or cause the Grantor or the Trust to invoke in any court or government authority for the purpose of commencing or sustaining a case against the Grantor or the Trust under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Grantor or the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Grantor or the Trust under a federal or State bankruptcy or insolvency proceeding; provided that nothing contained herein shall prevent the Grantor Trust Trustee from filing a proof of claim in any such proceeding. The terms of this Section 8.9 shall survive the termination of this Agreement.
Section 8.10    No Recourse. The Grantor Trust Certificateholder by accepting a Grantor Trust Certificate acknowledges that such Person’s Grantor Trust Certificate represents the entire undivided beneficial interest in the Trust only and does not represent interests in or obligations of the Grantor, the Servicer, the Administrator, the Grantor Trust Trustee, the Indenture Trustee or any Affiliate thereof and no recourse, either directly or indirectly, may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Grantor Trust Certificate or the other Transaction Documents. Except as expressly provided in the Transaction Documents, none of the Grantor, the Servicer or the Grantor Trust Trustee in their respective individual capacities, or any of their respective partners, beneficiaries, agents,

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officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the distribution of any amount with respect to the Grantor Trust Certificate or the Trust’s performance of, or omission to perform, any obligations or indemnifications contained in the Grantor Trust Certificate, this Agreement or the other Transaction Documents, it being expressly understood that the Grantor Trust Certificateholder obligations have been made solely by the Trust. Each Grantor Trust Certificateholder by the acceptance of a Grantor Trust Certificate agrees that except as expressly provided in the Transaction Documents, in the event of nonpayment of any amounts with respect to the Grantor Trust Certificate, it shall have no claim against any of the foregoing Persons for any deficiency, loss or claim therefrom. In the event that any of the foregoing covenants of the Grantor Trust Certificateholder is prohibited by, or declared illegal or otherwise unenforceable against any the Grantor Trust Certificateholder under applicable law by any court or other authority of competent jurisdiction, and, as a result, the Grantor Trust Certificateholder is deemed to have an interest in any assets of the Grantor or any Affiliate of the Grantor other than the Trust, the Grantor Trust Certificateholder agrees that (a) its claim against any such other assets shall be, and hereby is, subject and subordinate in all respects to the rights of other Persons to whom rights in the other assets have been expressly granted, including to the payment in full of all amounts owing to such entitled Persons, and (b) the covenant set forth in the preceding clause (a) constitutes a “subordination agreement” within the meaning of, and subject to, Section 510(a) of the Bankruptcy Code.
Section 8.11    Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.
Section 8.12    Headings. The article and section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.
Section 8.13    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 8.14    Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:
(a)    submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of Delaware, the courts of the United States of America for the District of Delaware and appellate courts from any thereof;

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(b)    consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 8.5 of this Agreement;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)    to the extent permitted by applicable law, waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.
Section 8.15    Effect of Amendment and Restatement. It is the intent of the parties hereto that this Agreement shall, as of the date hereof, replace in its entirety the Amended and Restated Grantor Trust Agreement; provided, however, that with respect to the period of time from August 22, 2025, through the date hereof, the rights and obligations of the parties shall be governed by the Amended and Restated Grantor Trust Agreement; and provided further, that the amendment and restatement of the Amended and Restated Grantor Trust Agreement shall not affect any of the grants, conveyances or transfers contemplated by the Amended and Restated Grantor Trust Agreement to have occurred prior to the date hereof.
Section 8.16    Information to be Provided by the Grantor Trust Trustee.
(a)    The Grantor Trust Trustee agrees to cooperate in good faith with any reasonable request by the Grantor for information regarding the Grantor Trust Trustee which is required in order to enable the Grantor Trust to comply with the provisions of Items 1104(e), 1117, 1119 and 1121(c) of Regulation AB and Rule 15Ga-1 under the Exchange Act as it relates to the Grantor Trust Trustee or to the Grantor Trust Trustee’s obligations under this Agreement; provided that with respect to Rule 15Ga-1, and Items 1121(c) and 1104(e) of Regulation AB, the Grantor Trust Trustee shall not be deemed a “securitizer” under Regulation AB or under the Exchange Act.
(b)    Except to the extent disclosed by the Grantor Trust Trustee in subsection (c) or (d) below, the Grantor Trust Trustee shall be deemed to have represented to the Depositor on the first day of each Collection Period with respect to the prior Collection Period that to the best of its knowledge there were no legal or governmental proceedings pending (or known to be contemplated) against BNY Mellon Trust of Delaware or any property of BNY Mellon Trust of Delaware that would be material to any Noteholder or, to the extent that the Certificates are registered under the Securities Act for public sale, any holder of such Certificates.

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(c)    The Grantor Trust Trustee shall, as promptly as practicable following notice to or discovery by the Grantor Trust Trustee of any changes to any information regarding the Grantor Trust Trustee as is required for the purpose of compliance with Item 1117 of Regulation AB, provide to the Depositor, in writing, such updated information.
(d)    The Grantor Trust Trustee shall deliver to the Depositor on or before March 1 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, beginning with March 1, 2027, a written notice from a representative of the Grantor Trust Trustee with respect to the immediately preceding calendar year certifying, on behalf of the Grantor Trust Trustee, that except to the extent otherwise disclosed in writing to Depositor, to the best of his or her knowledge there were no legal or governmental proceedings pending (or known to be contemplated) against BNY Mellon Trust of Delaware or any property of BNY Mellon Trust of Delaware that would be material to any Noteholder or, to the extent that the Certificates are registered under the Securities Act for public sale, any holder of such Certificates.
(e)    The Grantor Trust Trustee shall deliver to the Depositor on or before March 1 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, beginning with March 1, 2027, a report of a representative of the Grantor Trust Trustee with respect to the immediately preceding calendar year providing to the Depositor such information regarding the Grantor Trust Trustee as is required for the purpose of compliance with Item 1119 of Regulation AB; provided, however, (i) the Grantor Trust Trustee shall not be required to provide such information, but will notify the Depositor in writing, to the extent that there has been no change to the information previously provided by the Grantor Trust Trustee to the Depositor, and (ii) the Grantor Trust Trustee shall promptly provide notice to the Depositor following notice to or discovery by a Responsible Officer of the Grantor Trust Trustee of any changes to such information, provided to the Depositor, in writing, such information. Such information shall include, at a minimum, a description of any affiliation between the Grantor Trust Trustee and any of the following parties to this securitization transaction, as such parties are identified to the Grantor Trust Trustee by the Depositor in writing in advance of this securitization transaction:
(i)    the Depositor;
(ii)    Carvana, LLC, as sponsor;
(iii)    the Grantor Trust;
(iv)    the Servicer;
(v)    the Backup Servicer;
(vi)    the Owner Trustee;
(vii)    the Issuing Entity;

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(viii)    the Indenture Trustee;
(ix)    the Asset Representations Reviewer;
(x)    the Collateral Custodian; and
(xi)    any other material transaction party.
(f)    In connection with the parties listed in clauses (i) through (xi) of Section 8.16(e), the Grantor Trust Trustee shall include a description of whether there is, and if so, the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm’s length transaction with an unrelated third party, apart from this securitization transaction, that currently exists or that existed during the past two years and that is material to an investor’s understanding of the asset backed securities issued in this securitization transaction.
(g)    The Grantor Trust Trustee shall provide the Grantor with notification, as soon as practicable and in any event within five (5) Business Days, of all demands delivered to a Responsible Officer of the Grantor Trust Trustee for the repurchase or replacement of any Receivable pursuant to any Transaction Document. Subject to this Section 8.16, the Grantor Trust Trustee shall have no obligation to take any other action with respect to any demand. In no event shall the Grantor Trust Trustee have (i) any responsibility or liability in connection with any filing to be made by a securitizer under the Exchange Act or Regulation AB or (ii) any duty or obligation to undertake any investigation or inquiry related to repurchase activity or otherwise to assume any additional duties or responsibilities except as expressly set forth in this Section 8.16.
Section 8.17    Owner Trustee. It is expressly understood and agreed by the parties to this Agreement that (a) this Agreement is executed and delivered by the Grantor by BNY Mellon Trust of Delaware (“BNY Delaware”) not in its individual capacity but solely as Owner Trustee on behalf of the Grantor (the “Owner Trustee”) created by the Amended and Restated Trust Agreement dated as of the date hereof, between the Owner Trustee and Carvana Receivables Depositor LLC, as depositor, as amended, modified, or restated from time to time (the “Trust Agreement”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Trust Agreement, (b) each of the representations, undertakings and agreements herein made by the Grantor in this Agreement is made and intended not as the personal representation or undertaking or agreement of BNY Delaware but solely in its capacity as Owner Trustee under the Trust Agreement and intended for purposes of binding only the Grantor, (c) nothing herein contained shall be construed as creating any liability on the part of BNY Delaware, individually or personally, to perform any covenant or obligation under this Agreement, either express or implied, contain herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) under no circumstances shall BNY Delaware be personally liable for the payment of any indebtedness or expenses of the Grantor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Grantor (pursuant to direction to

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the Owner Trustee under the Trust Agreement) under this Agreement and any other agreement related hereto, (e) BNY Delaware has not verified and has conducted no investigation with respect to the accuracy or completeness of any representation, warranty or covenant of the Grantor, and (f) BNY Delaware shall be entitled to all of the protections, exculpations, limitations on liability, immunities and rights (including resignation rights) hereunder as are extended to the Owner Trustee under the Trust Agreement (and all such provisions shall be deemed incorporated herein by reference).
Section 8.18    Electronic Means. The Grantor Trust Trustee shall accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to, and in accordance with, this Trust Agreement and related Transaction Documents and delivered to the Grantor Trust Trustee from an Authorized Officer of the instructing Party using Electronic Means; provided, however, that any instructing Party shall provide to the Grantor Trust Trustee an incumbency certificate listing Authorized Officers with the authority to provide such Instructions and containing specimen signatures of such Authorized Officers, which incumbency certificate may be updated by the instructing Party from time to time. The instructing Party understands and agrees that the Grantor Trust Trustee cannot determine the identity of the actual sender of such Instructions and that the Grantor Trust Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Grantor Trust Trustee have been sent by such Authorized Officer. For the avoidance of doubt, the Grantor Trust Trustee shall not be obligated to accept and act upon any instructions delivered to the Grantor Trust Trustee using Electronic Means from any Person other than an Authorized Officer of the instructing Party.
[REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK]

CRVNA 2026-P3
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, hereunto duly authorized, as of the day and year first above written.
BNY MELLON TRUST OF DELAWARE,
as Grantor Trust Trustee and Grantor Trust Certificate Registrar and Grantor Trust Paying Agent

By: ________________________________
Name:
Title:

CARVANA AUTO RECEIVABLES TRUST 2026-P3,
as Grantor

BNY MELLON TRUST OF DELAWARE, not in its individual capacity, but solely as Owner Trustee

By: ________________________________
Name:
Title:

Acknowledged, Accepted and Agreed To By:
CARVANA, LLC,
as Administrator and Sponsor

By:     ____________________
Name:     Paul Breaux
Title:     Vice President, Secretary

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Grantor Trust Agreement

Acknowledged, Accepted and Agreed To Section 3.3 By:
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Indenture Trustee

By:     _______________
Name:
Title:

CRVNA 2026-P3 Grantor Trust Agreement

EXHIBIT A
FORM OF CERTIFICATE
NO. R-                            (___)% PERCENTAGE INTEREST
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS CERTIFICATE (OR INTEREST HEREIN) THE HOLDER OF THIS CERTIFICATE (OR SUCH INTEREST) IF, OTHER THAN THE GRANTOR OR ANY AFFILIATE OF THE GRANTOR, IS DEEMED TO REPRESENT TO THE GRANTOR, THE GRANTOR TRUST CERTIFICATE REGISTRAR, AND THE GRANTOR TRUST TRUSTEE THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THIS CERTIFICATE (OR INTEREST HEREIN) FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).
THIS CERTIFICATE (OR AN INTEREST HEREIN) MAY NOT BE ACQUIRED WITH THE ASSETS OF OR HELD BY OR FOR THE ACCOUNT OF (1) AN “EMPLOYEE BENEFIT PLAN,” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (2) A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (3) ANY ENTITY OR ACCOUNT WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY OR ACCOUNT (EACH, A “BENEFIT PLAN INVESTOR”) OTHER THAN AN “INSURANCE COMPANY GENERAL ACCOUNT,” AS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”), WHOSE UNDERLYING ASSETS INCLUDE LESS THAN 25% “PLAN ASSETS” OF BENEFIT PLAN INVESTORS, WHO IS NOT AND IS NOT AN AFFILIATE OF A PERSON THAT HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE ASSETS OF THE GRANTOR TRUST OR PROVIDES INVESTMENT ADVICE FOR A FEE (DIRECT OR INDIRECT) WITH RESPECT TO THE ASSETS OF THE GRANTOR TRUST, AND FOR WHICH THE ACQUISITION AND HOLDING OF THE CERTIFICATE IS ELIGIBLE AND SATISFIES ALL CONDITIONS FOR RELIEF UNDER PTCE

Ex. A-1
CRVNA 2026-P3
Grantor Trust Agreement

95-60. THIS CERTIFICATE (OR AN INTEREST HEREIN) ALSO MAY NOT BE ACQUIRED WITH THE ASSETS OF OR HELD BY OR FOR THE ACCOUNT OF ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) IF SUCH ACQUISITION OR HOLDING WOULD RESULT IN A VIOLATION OF ANY SIMILAR LAW. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTING THIS CERTIFICATE, WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT SUBJECT TO THE FOREGOING LIMITATIONS AND, IF REQUESTED TO DO SO BY THE GRANTOR, SUCH PERSON SHALL EXECUTE AND DELIVER TO THE GRANTOR TRUST TRUSTEE AND THE GRANTOR TRUST CERTIFICATE REGISTRAR AN UNDERTAKING LETTER TO SUCH EFFECT IN THE FORM SPECIFIED IN THE GRANTOR TRUST AGREEMENT.
IT IS THE INTENT OF THE GRANTOR, THE GRANTOR TRUST TRUSTEE AND THE GRANTOR TRUST CERTIFICATEHOLDER THAT, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THE GRANTOR TRUST SHALL BE TREATED AS A GRANTOR TRUST. EXCEPT AS OTHERWISE REQUIRED BY APPROPRIATE TAXING AUTHORITIES, THE GRANTOR AND THE GRANTOR TRUST CERTIFICATEHOLDER BY ACCEPTANCE OF THE CERTIFICATE AGREE TO TREAT, AND TO TAKE NO ACTION INCONSISTENT WITH THE TREATMENT OF, THE CERTIFICATE FOR SUCH TAX PURPOSES AS INTERESTS IN SUCH AN ENTITY AS DESCRIBED IN THE PREVIOUS SENTENCE.
THE GRANTOR TRUST CERTIFICATEHOLDER ACKNOWLEDGES AND REPRESENTS THAT IT IS NOT A MEMBER OF AN “EXPANDED GROUP” (WITHIN THE MEANING OF THE REGULATIONS ISSUED UNDER SECTION 385 OF THE CODE) THAT INCLUDES A DOMESTIC CORPORATION (AS DETERMINED FOR U.S. FEDERAL INCOME TAX PURPOSES) IF SUCH DOMESTIC CORPORATION, DIRECTLY OR INDIRECTLY (THROUGH ONE OR MORE ENTITIES THAT ARE TREATED FOR U.S. FEDERAL INCOME TAX PURPOSES AS PARTNERSHIPS, DISREGARDED ENTITIES, OR GRANTOR TRUSTS), OWNS 80% OR MORE OF THE CAPITAL OR PROFITS OF THE GRANTOR TRUST.
THE GRANTOR TRUST CERTIFICATEHOLDER, IF IT IS ACTING AS A NOMINEE OR IN A SIMILAR CAPACITY, REPRESENTS AND AGREES THAT NO BENEFICIAL OWNER FOR WHICH IT IS ACTING AS A NOMINEE OWNS LESS THAN THE MINIMUM DENOMINATION FOR THE CERTIFICATE.

Ex. A-2
CRVNA 2026-P3
Grantor Trust Agreement

THE GRANTOR TRUST CERTIFICATEHOLDER REPRESENTS AND AGREES THAT IT WILL NOT TAKE ANY ACTION THAT COULD CAUSE, AND WILL NOT OMIT TO TAKE ANY ACTION, WHICH OMISSION COULD CAUSE, THE GRANTOR TRUST TO BECOME TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES.
THE GRANTOR TRUST CERTIFICATEHOLDER AGREES THAT ANY PURPORTED TRANSFER OF THE CERTIFICATE OR ANY BENEFICIAL INTEREST IN THE CERTIFICATE THAT IS NOT MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE GRANTOR TRUST AGREEMENT WILL BE NULL AND VOID FROM THE BEGINNING AND WILL NOT BE GIVEN EFFECT FOR ANY PURPOSE THEREUNDER.
THE GRANTOR TRUST CERTIFICATEHOLDER BY ITS ACCEPTANCE OF THIS CERTIFICATE (OR AN INTEREST HEREIN) COVENANTS AND AGREES THAT SUCH GRANTOR TRUST CERTIFICATEHOLDER SHALL NOT (NOR SHALL IT JOIN WITH OR SOLICIT ANOTHER PERSON TO), PRIOR TO THE DATE WHICH IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE GRANTOR TRUST AND OF EACH OTHER TRUST HERETOFORE FORMED BY THE GRANTOR, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE GRANTOR OR THE GRANTOR TRUST TO INVOKE IN ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE GRANTOR OR THE GRANTOR TRUST UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE GRANTOR OR THE GRANTOR TRUST OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE GRANTOR OR THE GRANTOR TRUST UNDER A FEDERAL OR STATE BANKRUPTCY OR INSOLVENCY PROCEEDING.
THE GRANTOR TRUST CERTIFICATEHOLDER BY ACCEPTING THE CERTIFICATE (OR INTEREST THEREIN) ACKNOWLEDGES THAT SUCH PERSON’S CERTIFICATE (OR INTEREST THEREIN) REPRESENTS BENEFICIAL INTERESTS IN THE GRANTOR TRUST ONLY AND DOES NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE GRANTOR, THE SERVICER, THE ADMINISTRATOR, THE GRANTOR TRUST TRUSTEE, THE GRANTOR TRUST CERTIFICATE REGISTRAR, THE INDENTURE TRUSTEE OR ANY AFFILIATE THEREOF AND NO RECOURSE, EITHER DIRECTLY OR INDIRECTLY, MAY BE HAD AGAINST SUCH PARTIES OR THEIR ASSETS, EXCEPT AS MAY BE EXPRESSLY SET FORTH OR CONTEMPLATED IN THE GRANTOR TRUST AGREEMENT, THE CERTIFICATE OR THE OTHER

Ex. A-3
CRVNA 2026-P3
Grantor Trust Agreement

TRANSACTION DOCUMENTS. EXCEPT AS EXPRESSLY PROVIDED IN THE TRANSACTION DOCUMENTS, NONE OF THE GRANTOR, THE SERVICER, THE GRANTOR TRUST CERTIFICATE REGISTRAR OR THE GRANTOR TRUST TRUSTEE IN THEIR RESPECTIVE INDIVIDUAL CAPACITIES, OR ANY OF THEIR RESPECTIVE PARTNERS, BENEFICIARIES, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES OR SUCCESSORS OR ASSIGNS, SHALL BE PERSONALLY LIABLE FOR, NOR SHALL RECOURSE BE HAD TO ANY OF THEM FOR, THE DISTRIBUTION OF ANY AMOUNT WITH RESPECT TO THIS CERTIFICATE OR THE GRANTOR TRUST’S PERFORMANCE OF, OR OMISSION TO PERFORM, ANY OBLIGATIONS OR INDEMNIFICATIONS CONTAINED IN THIS GRANTOR TRUST CERTIFICATE, THE GRANTOR TRUST AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS, IT BEING EXPRESSLY UNDERSTOOD THAT THE GRANTOR TRUST CERTIFICATEHOLDER OBLIGATIONS HAVE BEEN MADE SOLELY BY THE GRANTOR TRUST. THE GRANTOR TRUST CERTIFICATEHOLDER BY THE ACCEPTANCE OF THE CERTIFICATE (OR BENEFICIAL INTEREST THEREIN) AGREES THAT EXCEPT AS EXPRESSLY PROVIDED IN THE TRANSACTION DOCUMENTS, IN THE EVENT OF NONPAYMENT OF ANY AMOUNTS WITH RESPECT TO THE GRANTOR TRUST CERTIFICATE, IT SHALL HAVE NO CLAIM AGAINST ANY OF THE FOREGOING PERSONS FOR ANY DEFICIENCY, LOSS OR CLAIM THEREFROM. IN THE EVENT THAT ANY OF THE FOREGOING COVENANTS OF THE GRANTOR TRUST CERTIFICATEHOLDER IS PROHIBITED BY, OR DECLARED ILLEGAL OR OTHERWISE UNENFORCEABLE AGAINST ANY SUCH GRANTOR TRUST CERTIFICATEHOLDER UNDER APPLICABLE LAW BY ANY COURT OR OTHER AUTHORITY OF COMPETENT JURISDICTION, AND, AS A RESULT, THE GRANTOR TRUST CERTIFICATEHOLDER IS DEEMED TO HAVE AN INTEREST IN ANY ASSETS OF THE GRANTOR OR ANY AFFILIATE OF THE GRANTOR OTHER THAN THE GRANTOR TRUST, THE GRANTOR TRUST CERTIFICATEHOLDER AGREES THAT (I) ITS CLAIM AGAINST ANY SUCH OTHER ASSETS SHALL BE, AND HEREBY IS, SUBJECT AND SUBORDINATE IN ALL RESPECTS TO THE RIGHTS OF OTHER PERSONS TO WHOM RIGHTS IN THE OTHER ASSETS HAVE BEEN EXPRESSLY GRANTED, INCLUDING TO THE PAYMENT IN FULL OF ALL AMOUNTS OWING TO SUCH ENTITLED PERSONS, AND (II) THE COVENANT SET FORTH IN THE PRECEDING CLAUSE (I) CONSTITUTES A “SUBORDINATION AGREEMENT” WITHIN THE MEANING OF, AND SUBJECT TO, SECTION 510(A) OF THE BANKRUPTCY CODE.
CARVANA AUTO RECEIVABLES GRANTOR TRUST 2026-P3
ASSET BACKED CERTIFICATE

Ex. A-4
CRVNA 2026-P3
Grantor Trust Agreement

evidencing a fractional undivided Percentage Interest in the Grantor Trust, as defined below, the property of which includes a pool of retail instalment contracts and direct purchase money loans secured by new or used automobiles and light trucks and sold to the Grantor Trust by Carvana Auto Receivables Trust 2026-P3.
(This Certificate does not represent an interest in or obligation of Carvana Receivables Auto Receivables Trust 2026-P3 or any of its respective affiliates, except to the extent described in the Transaction Documents.)
THIS CERTIFIES THAT CARVANA AUTO RECEIVABLES TRUST 2026-P3 is the registered owner of a nonassessable, fully-paid fractional undivided Percentage Interest in Carvana Auto Receivables Grantor Trust 2026-P3 (the “Grantor Trust”) formed by Carvana Auto Receivables Trust 2026-P3, a Delaware statutory trust (the “Grantor”).
The Grantor Trust was created pursuant to a trust agreement, dated as of August 31, 2023, as amended and restated by that certain Amended and Restated Grantor Trust Agreement, dated as of August 22, 2025, as further amended and restated as of the Closing Date (as so amended and restated, the “Grantor Trust Agreement”), between the Grantor and BNY Mellon Trust of Delaware, as grantor trust trustee (the “Grantor Trust Trustee”), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them or incorporated by reference in the Grantor Trust Agreement.
This certificate is a duly authorized issue of the certificate of the Grantor Trust (herein called the “Certificate”). This Certificate is issued under and is subject to the terms, provisions and conditions of the Grantor Trust Agreement, the terms of which are incorporated herein by reference and made a part hereof, to which Grantor Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.
Under the Grantor Trust Agreement, there may be distributed to the Person in whose name this Certificate is registered monies pursuant to Articles V and VII of the Grantor Trust Agreement.
The distributions in respect of this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Grantor Trust with respect to this Certificate shall be applied in respect of this Certificate.
No transfer of this Certificate shall be permitted if such transfer is effected through an established securities market or secondary market (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code and any regulation thereunder.
It is the intent of the Grantor, the Grantor Trust Trustee and the Grantor Trust Certificateholder that, for United States federal income tax purposes, the Grantor Trust shall be treated as a grantor trust. Except as otherwise required by appropriate taxing authorities, the Grantor and the Grantor Trust Certificateholder by acceptance of this Certificate agree to treat, and to take no action

Ex. A-5
CRVNA 2026-P3
Grantor Trust Agreement

inconsistent with the treatment of, this Certificate for such tax purposes as interests in such an entity as described in the previous sentence.
The Grantor Trust Certificateholder by its acceptance of this Certificate covenants and agrees that such Grantor Trust Certificateholder shall not (nor shall it join with or solicit another person to), prior to the date which is one year and one day after the termination of the Grantor Trust and of each other trust heretofore formed by the Grantor, acquiesce, petition or otherwise invoke or cause the Grantor or the Grantor Trust to invoke in any court or governmental authority for the purpose of commencing or sustaining a case against the Grantor or the Grantor Trust under any federal or State bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Grantor or the Grantor Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Grantor or the Grantor Trust under a federal or State bankruptcy or insolvency proceeding.
Except as otherwise provided in the Grantor Trust Agreement, distributions on this Certificate shall be made as provided in the Grantor Trust Agreement by the Grantor Trust Trustee by wire transfer or check mailed to the Grantor Trust Certificateholder without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Grantor Trust Agreement and notwithstanding the above, the final distribution on this Certificate shall be made after due notice by the Grantor Trust Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office maintained for such purpose by the Grantor Trust Trustee.
Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Grantor Trust Trustee by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Grantor Trust Agreement or the Servicing Agreement or be valid for any purpose.
THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OR OF ANY OTHER JURISDICTION, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Ex. A-6
CRVNA 2026-P3
Grantor Trust Agreement

IN WITNESS WHEREOF, the Grantor Trust Trustee, on behalf of the Grantor Trust and not in its individual capacity, has caused this Certificate to be duly executed.

Dated: ___________________, 2026    CARVANA AUTO RECEIVABLES GRANTOR TRUST 2026-P3
By:     BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Grantor Trust Trustee

By: ________________________________
Name:
Title:

GRANTOR TRUST TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Certificates referred to in the within-mentioned Grantor Trust Agreement.
BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Grantor Trust Trustee

By: ________________________________
Name:
Title:

Ex. A-7
CRVNA 2026-P3
Grantor Trust Agreement

REVERSE OF CERTIFICATE
This Certificate does not represent an obligation of, or an interest in, Carvana, LLC, Carvana Receivables Depositor LLC, the Grantor, the Servicer, the Indenture Trustee, the Grantor Trust Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Grantor Trust Agreement or the other Transaction Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the other Transaction Documents. A copy of each of the other Transaction Documents may be examined during normal business hours at the principal office of the Grantor, and at such other places, if any, designated by the Grantor, by any Grantor Trust Certificateholder upon written request. In the event of any conflict between the terms of this Certificate and the terms of the other Transaction Documents, the terms of the other Transaction Documents shall govern.
As provided in the Grantor Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Grantor Trust Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Grantor Trust Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Grantor Trust Trustee and duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon a new Certificate evidencing the same aggregate Percentage Interest in the Grantor Trust will be issued to the designated transferee. The initial Grantor Trust Certificate Registrar appointed under the Grantor Trust Agreement is BNY Mellon Trust of Delaware.
As provided in the Grantor Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate in the same aggregate Percentage Interest and nominal principal balance requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Grantor Trust Trustee or the Grantor Trust Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.
The Grantor Trust Trustee, the Grantor Trust Certificate Registrar and any agent of the Grantor Trust Trustee or the Grantor Trust Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Grantor Trust Trustee, the Grantor Trust Certificate Registrar or any such agent shall be affected by any notice to the contrary.
The obligations and responsibilities created by the Grantor Trust Agreement and the Grantor Trust created thereby shall terminate in accordance with Article VII of the Grantor Trust Agreement.

Ex. A-8
CRVNA 2026-P3
Grantor Trust Agreement

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
NUMBER OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

__________________________________________________________________
(please print or type name and address, including postal zip code, of assignee)
__________________________________________________________________
the within Certificate (Asset Backed Certificate No. R- issued by Carvana Auto Receivables Grantor Trust 2026-P3), and all rights thereunder, hereby irrevocably constituting and appointing
__________________________________________________________________ attorney to transfer said Certificate on the books of the Grantor Trust Certificate Registrar, with full power of substitution in the premises.

Dated:                            _____________________________*
                            Signature Guaranteed:
                            _____________________________*
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.
Ex. A-9
CRVNA 2026-P3
Grantor Trust Agreement

EXHIBIT B
FORM OF UNDERTAKING LETTER
Carvana Auto Receivables Grantor Trust 2026-P3
300 E. Rio Salado Parkway, Bldg. 1
Tempe, Arizona 85281
BNY Mellon Trust of Delaware,
as Grantor Trust Trustee of Carvana Auto Receivables Grantor Trust 2026-P3
103 Bellevue Parkway
Wilmington, Delaware 19809
Attention: Corporate Trust Administration
BNY Mellon Trust of Delaware,
as Grantor Trust Paying Agent
103 Bellevue Parkway
Wilmington, Delaware 19809
Attention: Corporate Trust Administration
Ladies and Gentlemen:
Reference is hereby made to the Second Amended and Restated Grantor Trust Agreement, dated as of August 25, 2026 (the “Grantor Trust Agreement”), between Carvana Auto Receivables Trust 2026-P3, a Delaware statutory trust (the “Grantor”) and BNY Mellon Trust of Delaware, as grantor trust trustee (the “Grantor Trust Trustee”). To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them or incorporated by reference in the Grantor Trust Agreement.
In connection with our purchase of record or beneficial ownership of the R-[_] Asset Backed Certificate (the “Certificate”) of Carvana Auto Receivables Grantor Trust 2026-P3 (the “Trust”), the undersigned purchaser, record owner or beneficial owner hereby acknowledges, represents and warrants that such purchaser, record owner or beneficial owner:
(1)    is not, and is not acquiring the Certificate with the assets of or held by or for the account of, (a) (i) an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to the provisions of Title I of ERISA, (ii) a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or (iii) any entity or account whose underlying assets include plan assets by reason of investment by an employee benefit plan or plan in such entity or account (each, a “Benefit Plan Investor”) other than an “insurance company general account,” as defined in Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”), whose underlying assets include less than 25% “plan assets” of Benefit Plan Investors, who is not and is not an affiliate of a person that has discretionary authority or control with respect to the assets of the Trust or provides investment advice for a fee (direct or indirect) with respect to the assets of the Trust, and for which the acquisition and holding of Certificates is
Ex. B-1
CRVNA 2026-P3
Grantor Trust Agreement

eligible and satisfies all conditions for relief under PTCE 95-60, or (b) any other plan that is subject to any law that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”) if such acquisition or holding would result in a violation of any Similar Law;
(2)    did not acquire such Certificate through an established securities market or secondary market (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code and any regulation thereunder; and
(3)    acknowledges that you and others will rely on our acknowledgments, representations and warranties made in connection with our purchase of record or beneficial ownership of the Certificate and agrees to notify you promptly in writing if any of our representations or warranties herein cease to be accurate and complete.

______________________________
Name of Certificate Owner

By: ___________________________

Name: ________________________
Title: _________________________
Date: _________________________

Ex. B-2
CRVNA 2026-P3
Grantor Trust Agreement